UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23939

AB CARVAL CREDIT OPPORTUNITIES FUND

(Exact name of registrant as specified in charter)

1601 Utica Avenue South, Suite 1000

Minneapolis, MN 55416

(Address of principal executive offices) (Zip code)

Matthew Johnson

AB CarVal Investors L.P.

1601 Utica Avenue South, Suite 1000

Minneapolis, MN 55416

(Name and address of agent for service)

Registrant’s telephone number, including area code: 952-444-4780

Date of fiscal year end: June 30, 2024

Date of reporting period: June 30, 2024

ITEM 1. REPORTS TO STOCKHOLDERS.

JUN 06.30.24

ANNUAL REPORT

AB CARVAL CREDIT OPPORTUNITIES FUND

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

MANAGEMENT REPORT

August 29, 2024

This report provides certain information for the AB CarVal Credit Opportunities Fund (“Credit Opportunities Fund” or the “Fund”) for the annual reporting period ended June 30, 2024.

Returns as of June 30, 2024

AVERAGE ANNUAL TOTAL RETURN

	QTD	YTD	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.	Since Inception*

Credit Opportunities Fund^	1.92%	—	—	—	—	—	2.53%

ICE BofA US High Yield Index	1.09%	—	—	—	—	—	2.47%

*	The Fund commenced operations on February 23, 2024.
^

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the Financial Highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

The performance shown represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. For performance current to the most recent month-end, visit alliancebernstein.com. Performance assumes reinvestment of distributions and does not account for taxes.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

The Credit Opportunities Fund seeks to maximize total return, consisting of current income and capital appreciation. The Fund provides differentiated credit exposure by employing a barbell strategy between credit opportunities in both private and public credit. The current private credit focus includes specialty finance, aircraft leasing and energy transition investments, while public investments include structured products, leveraged loans and high yield bonds. Further, the Fund provides geographic diversification by sourcing opportunities in the US as well as Europe and emerging markets.

In private credit, we built a robust pipeline of opportunities that were approved for the Fund during the second quarter. These opportunities are spread across three themes which include specialty finance, aviation leasing and energy transition with some investments closing in the second quarter and many expected to close in the third quarter. The specialty finance transactions are primarily in the consumer space and include both purchases and forward flow agreements for loan portfolios such as vehicle equity loans, power sports loans and insurance receivable financing. As banks continue to sell assets and reduce lending we will continue to seek to capitalize on this opportunity. In aviation, the transactions are primarily focused on the purchase and lease of mid-life narrowbody aircraft to airlines. Returns for lessors are elevated as the supply/demand imbalance

abfunds.com	AB CARVAL CREDIT OPPORTUNITIES FUND | 1

remains in place due to strong passenger demand, airline profitability and long lead times for new deliveries. In clean energy, we closed a financing for the acquisition and construction solar assets in Europe during the second quarter. These opportunities provide high current yield, low volatility, and have less correlation to public markets.

In public credit, spreads remained tight across structured credit, leveraged loans and high yield bonds. However, we found pockets of opportunity that were compelling alternatives to US high yield bonds. In structured credit, we added to single asset single borrower commercial mortgage-backed securities with a focus on hospitality and industrial collateral. The asset class was attractive because office weighed on the sector, dragging it all down in sympathy. In addition, as spreads tightened in the space, it brought about new issue opportunities that created significant liquidity to add exposure. We are also seeing positive risk-adjusted returns in high-quality structured products especially with new issue asset backed securities in the consumer space in both the US and Europe. In corporate credit, we added exposure to secured leveraged loans which in many cases offered a pickup to the unsecured bonds of the same issuer.

The performance of the Fund has been in line with our expectations during the ramp up period. We believe that the Fund may significantly outperform in weak markets, for example, the market in April 2024, outperform from higher carry in trending markets and underperform in months where either spreads gap tighten or rates gap lower as seen in July 2024. Our focus is on cash flowing assets that generate high carry and provide principal protection with upside optionality. By avoiding the draw down months, we believe the Fund will outperform over the cycle. Looking forward, we intend to extend the rate duration of the Fund through both interest rate swaps given the exposure to floating rate assets we have and by adding more fixed rate longer duration credit investments.

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PORTFOLIO SUMMARY

June 30, 2024

The below breakdown is based on the Investment Manager’s internal classification and is expressed as a percentage of total investment exposure (see “Consolidated Portfolio of Investments” section of the report for addit-ional details).

INVESTMENT STRATEGY

COUNTRY BREAKOUT

abfunds.com	AB CARVAL CREDIT OPPORTUNITIES FUND | 3

CONSOLIDATED PORTFOLIO OF INVESTMENTS

June 30, 2024

		Principal Amount (000)	U.S. $ Value

ASSET BACKED – 42.0%
Bonds – 42.0%
Alternative Energy – 1.2%
Dividend Solar Loans LLC Series 2019-1 5.68%, 08/22/2039(a)	U.S.$	542	$468,211
Mill City Solar Loan Ltd. Series 2019-1 12.18%, 03/20/2043(a)(b)(c)(d)(e)		556	239,218
5.92%, 03/20/2043(a)(e)		126	106,707
7.14%, 03/20/2043(a)(e)		120	84,487
Series 2019-2GS 20.04%, 07/20/2043(a)(b)(c)(d)(e)		735	427,555
2.00%, 07/20/2043(a)(e)		446	295,991
Series 2020-1 22.92%, 06/20/2047(a)(b)(c)(d)(e)		1,189	405,547

			2,027,716

Asset Backed Securities – 3.6%
Nightingale CRE Ltd. Series 2018-1 13.734% (SONIA + 8.87%), 11/30/2025(a)(c)(d)(g)	GBP	2,813	3,516,229
Retiro Mortgage Securities DAC 6.00% (EURIBOR 3 Month + 3.00%), 07/30/2075(a)(c)(d)(g)	EUR	2,070	1,826,029
Turbine Engines Securitization Ltd. Series 2013-1 5.125%, 12/13/2048(a)(c)(d)	U.S.$	1,104	979,678
6.375%, 12/13/2048(a)(c)(d)		185	129,599

			6,451,535

Collateralized Loan Obligations – 4.1%
ARES LXVII CLO Ltd. Series 2022-67A, Class E 14.104% (SOFR 3 Month + 8.78%), 01/25/2036(a)(g)		412	427,149
Avoca Static CLO I DAC Series 1X, Class E 10.786% (EURIBOR 3 Month + 6.88%), 10/15/2030(a)(g)	EUR	2,857	3,089,747
BlueMountain CLO XXVI Ltd. Series 2019-26A, Class ER 12.716% (SOFR 3 Month + 7.39%), 10/20/2034(a)(g)	U.S.$	417	417,335

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CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)		U.S. $ Value

Nassau Euro CLO I DAC Series 1X, Class C 6.419% (EURIBOR 3 Month + 2.70%), 12/15/2034(a)(g)	EUR	1,820		$1,951,392
Palmer Square Loan Funding Ltd. Series 2022-4A, Class B 8.073% (SOFR 3 Month + 2.75%), 07/24/2031(a)(g)	U.S.$	690		691,407
Voya CLO Ltd. Series 2018-4A, Class CR 7.89% (SOFR 3 Month + 2.56%), 01/15/2032(a)(g)		750		751,265

				7,328,295

Commercial Loan Portfolios – 1.3%
Italy Hotels SRL Series 2021 0.00%, 11/25/2027(c)(d)(e)	EUR	0	**	107
Series 2022-1 7.051% (EURIBOR 3 Month + 3.25%), 11/25/2027(a)(c)(d)(e)(g)		1,018		1,071,745
10.551% (EURIBOR 3 Month + 6.75%), 11/25/2027(a)(c)(d)(e)(g)		1,118		1,170,098
London Office DAC Series 2021 0.00%, 10/22/2026(a)(c)(d)	GBP	0	**	126
10.825% (SONIA + 5.60%), 10/22/2026(a)(c)(d)(g)		624		55,404

				2,297,480

Commercial Mortgage-Backed Securities – 12.3%
Atrium Hotel Portfolio Trust Series 2018-ATRM 7.276% (SOFR 1 Month + 1.95%), 06/15/2035(a)(g)	U.S.$	1,735		1,703,171
9.026% (SOFR 1 Month + 3.70%), 06/15/2035(a)(g)		798		783,990
BCP Trust Series 2021-330N 9.082% (SOFR 1 Month + 3.75%), 06/15/2038(a)(g)		283		167,447
10.078% (SOFR 1 Month + 4.75%), 06/15/2038(a)(g)		203		96,445
BX Commercial Mortgage Trust Series 2022-CSMO 9.217% (SOFR 1 Month + 3.89%), 06/15/2027(a)(g)		407		407,184
9.666% (SOFR 1 Month + 4.34%), 06/15/2027(a)(g)		399		399,268

abfunds.com	AB CARVAL CREDIT OPPORTUNITIES FUND | 5

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

BX Trust Series 2019-MMP 7.273% (SOFR 1 Month + 1.94%), 08/15/2036(a)(g)	U.S.$	951	$940,261
Series 2021-ARIA 8.586% (SOFR 1 Month + 3.26%), 10/15/2036(a)(g)		1,974	1,923,797
Series 2022-GPA 9.39% (SOFR 1 Month + 4.06%), 08/15/2043(a)(g)		985	986,796
Series 2022-PSB 12.662% (SOFR 1 Month + 7.33%), 08/15/2039(a)(g)		582	588,445
Series 2024-BRVE 8.418% (SOFR 1 Month + 3.09%), 04/15/2026(a)(g)		364	362,714
9.217% (SOFR 1 Month + 3.89%), 04/15/2026(a)(g)		1,006	1,002,567
BXSC Commercial Mortgage Trust Series 2022-WSS 10.658% (SOFR 1 Month + 5.33%), 03/15/2035(a)(g)		1,750	1,730,503
CLNY Trust Series 2019-IKPR 8.86% (SOFR 1 Month + 3.53%), 11/15/2038(a)(g)		400	344,645
CSMC Trust Series 2017-CHOP 9.794% (PRIME + 1.29%), 07/15/2032(a)(g)		220	214,611
Extended Stay America Trust Series 2021-ESH 10.444% (SOFR 1 Month + 5.11%), 07/15/2038(a)(g)		364	362,360
GS Mortgage Securities Corp. Trust Series 2021-ARDN 10.443% (SOFR 1 Month + 5.11%), 11/15/2036(a)(g)		500	461,346
GWT Trust Series 2024-WLF2 8.967% (SOFR 1 Month + 3.64%), 05/15/2041(a)(g)		1,487	1,482,154
HILT Commercial Mortgage Trust Series 2024-ORL 8.518% (SOFR 1 Month + 3.19%), 05/15/2037(a)(g)		1,139	1,135,728

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CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

JPMorgan Chase Commercial Mortgage Securities Trust Series 2021-HTL5 8.959% (SOFR 1 Month + 3.63%), 11/15/2038(a)(g)	U.S.$	1,608	$1,576,568
9.709% (SOFR 1 Month + 4.38%), 11/15/2038(a)(g)		591	574,358
LAQ Mortgage Trust Series 2023-LAQ 13.761% (SOFR 1 Month + 8.43%), 03/15/2036(a)(g)		358	365,966
MTN Commercial Mortgage Trust Series 2022-LPFL 10.615% (SOFR 1 Month + 5.29%), 03/15/2039(a)(g)		877	855,330
PGA Trust Series 2024-RSR2 9.217% (SOFR 1 Month + 3.89%), 06/15/2039(a)(g)		500	498,549
10.016% (SOFR 1 Month + 4.69%), 06/15/2039(a)(g)		500	498,551
SMRT Commercial Mortgage Trust Series 2022-MINI 8.679% (SOFR 1 Month + 3.35%), 01/15/2039(a)(g)		1,015	965,052
THPT Mortgage Trust Series 2023-THL 9.252%, 12/10/2034(a)		1,386	1,404,944

			21,832,750

Consumer Asset-Backed Securities – 6.3%
BBVA Consumo FTA Series 2024-1 9.203% (EURIBOR 3 Month + 5.40%), 04/21/2037(a)(g)	EUR	500	535,585
FCT Eurotruck Lease 8.896% (EURIBOR 1 Month + 5.25%), 04/30/2049(c)(d)(g)		380	406,961
11.396% (EURIBOR 1 Month + 7.75%), 04/30/2049(c)(d)(g)		1,790	1,917,001
Newday Funding Master Issuer PLC Series 2022-2 11.705% (SONIA + 6.50%), 07/15/2024(a)(g)	GBP	833	1,085,617
12.21% (SONIA + 7.00%), 07/15/2030(a)(g)		800	1,035,818

abfunds.com	AB CARVAL CREDIT OPPORTUNITIES FUND | 7

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

PPC Zeus DAC 8.098% (EURIBOR 1 Month + 4.50%), 07/23/2028(a)(c)(d)(g)	EUR	1,517	$1,622,016
SC Germany SA Compartment Consumer Series 2022-1 9.13% (EURIBOR 1 Month + 5.50%), 10/14/2036(a)(g)		699	774,816
12.13% (EURIBOR 1 Month + 8.50%), 10/14/2036(a)(g)		621	694,256
Series 2024-1 8.43% (EURIBOR 1 Month + 4.80%), 01/14/2038(a)(g)		479	515,268
Securitisation of Catalogue Assets Ltd. 9.438% (SONIA + 4.25%), 01/01/2027(c)(d)(g)	GBP	567	716,745
12.158% (SONIA + 6.97%), 01/01/2027(c)(d)(g)		986	1,246,402
16.188% (SONIA + 11.00%), 01/01/2027(c)(d)(g)		540	682,614

			11,233,099

Residential Mortgage-Backed Securities – 13.2%
Clavel Residential 3 DAC Series 2023 6.614% (EURIBOR 3 Month + 2.75%), 01/28/2076(a)(g)	EUR	1,184	1,253,096
7.364% (EURIBOR 3 Month + 3.50%), 01/28/2076(a)(g)		513	539,171
Mill City Mortgage Loan Trust Series 2018-4 0.00%, 04/25/2066(a)(b)(c)(d)(e)	U.S.$	4,076	– 0	–
9.58%, 04/25/2066(a)(b)(c)(d)(e)		145	53,556
12.16%, 04/25/2066(a)(b)(c)(d)(e)		4,076	17,191
3.062%, 04/25/2066(a)(c)(d)(e)		204	119,555
3.062%, 04/25/2066(a)(c)(d)(e)		204	106,132
3.062%, 04/25/2066(a)(c)(d)(e)		163	71,806
3.25%, 04/25/2066(a)(e)		427	291,970
Series 2019-1 0.00%, 10/25/2069(a)(b)(c)(d)(e)		3,893	– 0	–
12.21%, 10/25/2069(a)(b)(c)(d)(e)		3,893	17,228
3.561%, 10/25/2069(a)(c)(d)(e)		216	137,105
3.561%, 10/25/2069(a)(c)(d)(e)		213	125,278
3.561%, 10/25/2069(a)(c)(d)(e)		215	108,900
3.561%, 10/25/2069(a)(c)(d)(e)		214	87,840

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CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2019-GS2 12.31%, 08/25/2059(a)(b)(c)(d)(e)	U.S.$	3,760	$69,823
0.08%, 08/25/2059(a)(c)(d)(e)		3,356	16,456
3.25%, 08/25/2059(a)(e)		356	276,151
3.25%, 08/25/2059(a)(c)(d)(e)		340	213,188
3.877%, 08/25/2059(a)(c)(d)(e)		178	123,824
3.877%, 08/25/2059(a)(c)(d)(e)		178	106,417
3.877%, 08/25/2059(a)(c)(d)(e)		149	78,129
3.877%, 08/25/2059(a)(c)(d)(e)		147	66,212
Series 2023-NQM1 6.181%, 10/25/2067(a)(c)(d)(e)		241	218,588
6.181%, 10/25/2067(a)(c)(d)(e)		221	185,615
6.181%, 10/25/2067(a)(e)		180	173,919
New Residential Mortgage Loan Trust Series 2016-1 5.01%, 03/25/2056(a)(c)(d)		200	127,359
Series 2016-2 5.512%, 11/26/2035(a)(c)(d)		264	194,060
Series 2018-1 5.810%, 12/25/2057(a)(c)(d)		683	480,861
Series 2018-2 5.356%, 02/25/2058(a)(c)(d)		2,022	1,478,716
Series 2019-2 4.794%, 12/25/2057(a)(c)(d)		2,584	1,657,585
Series 2019-5 4.291%, 08/25/2059(a)(c)(d)		3,094	1,948,504
Series 2019-6 4.382%, 09/25/2059(a)(c)(d)		2,915	1,891,539
Series 2019-RPL2 4.01%, 02/25/2059(a)(c)(d)		2,618	1,237,311
PRPM LLC Series 2023-RCF2 4.00%, 11/25/2053(a)		1,000	837,892
Shamrock Residential Series 2023-1 7.348% (EURIBOR 1 Month + 3.75%), 06/24/2071(a)(g)	EUR	487	513,906
9.098% (EURIBOR 1 Month + 5.50%), 06/24/2071(a)(c)(d)(g)		326	303,203
10.098% (EURIBOR 1 Month + 6.50%), 06/24/2071(a)(c)(d)(g)		165	147,134
11.098% (EURIBOR 1 Month + 7.50%), 06/24/2071(a)(c)(d)(g)		348	230,655
Shamrock Residential DAC Series 2022-1 5.998% (EURIBOR 1 Month + 2.40%), 01/24/2061(a)(g)		160	167,697

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CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2022-2 6.348% (EURIBOR 1 Month + 2.75%), 02/24/2071(a)(g)	EUR	679	$714,916
7.348% (EURIBOR 1 Month + 3.75%), 02/24/2071(a)(g)		538	567,046
9.098% (EURIBOR 1 Month + 5.50%), 02/24/2071(a)(g)		643	682,662
10.098% (EURIBOR 1 Month + 6.50%), 02/24/2071(a)(g)		181	192,712
11.098% (EURIBOR 1 Month + 7.50%), 02/24/2071(a)(g)		570	609,426
Verus Securitization Trust Series 2023-6 7.821%, 09/25/2068(a)(c)(d)	U.S.$	1,890	1,834,580
Series 2023-INV2 8.135%, 08/25/2068(a)(c)(d)		3,139	3,074,407

			23,349,321

Total Asset Backed (cost $74,264,352)			74,520,196

CORPORATE SECURITIES – 29.5%
Bank Debt – 19.7%
Agriculture/Food – 0.3%
Bellsola SAU Series 2024 05/23/2031(h)	EUR	500	532,466

Auto/Motor Carrier – 2.1%
Carnaby Inventory III LLC 18.955% (SOFR 1 Month + 13.625%), 07/06/2025(c)(d)(i)	U.S.$	2,400	2,392,080
First Brands Group LLC Series 2024 19.347% (SOFR 3 Month + 14.00%), 05/31/2025(c)(d)(i)		1,260	1,259,496

			3,651,576

Chemicals – 0.7%
CeramTec AcquiCo GmbH Series 2022 7.324% (EURIBOR 3 Month + 3.50%), 01/19/2029(i)	EUR	1,000	1,061,473
Nouryon Finance BV Series 2024 7.252% (EURIBOR 3 Month + 3.50%), 04/03/2028(i)		98	104,095

			1,165,568

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CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Commercial Services – 1.1%
Avis Budget Car Rental LLC Series 2023 8.444% (SOFR 1 Month + 3.00%), 03/16/2029(i)	U.S.$	143	$142,761
United Talent Agency LLC Series 2024 07/07/2028(h)		1,746	1,752,171

			1,894,932

Communications – 1.4%
Arches Buyer, Inc. Series 2021 8.694% (SOFR 1 Month + 3.25%), 12/06/2027(i)		997	952,841
Finco Utilitas BV 09/26/2030(h)	EUR	98	104,641
MH Sub I LLC Series 2023 9.594% (SOFR 1 Month + 4.25%), 05/03/2028(i)	U.S.$	97	97,172
Univision Communications, Inc. Series 2022 8.708% (SOFR 1 Month + 3.25%), 01/31/2029(i)		143	139,535
Vmed O2 UK Holdco 4 Ltd. Series 2023 10/15/2031(h)	EUR	1,143	1,212,027

			2,506,216

Consumer – 0.6%
Tory Burch LLC 8.708% (EURIBOR 3 Month + 3.25%), 04/16/2028(i)	U.S.$	1,141	1,141,076

Financial Services – 1.9%
AllSpring Buyer LLC 8.887% (SOFR 3 Month + 3.25%), 11/01/2028(i)		1,143	1,139,274
Apex Group Treasury LLC 9.335% (SOFR 3 Month + 3.75%), 07/23/2028(i)		130	130,100
Howden Group Holdings Ltd. Series 2024 02/03/2031(h)		130	130,611
Osaic Holdings, Inc. Series 2024 08/17/2028(h)		1,893	1,898,458

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CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

USI, Inc. Series 2024 8.085% (SOFR 3 Month + 2.75%), 09/27/2030(i)	U.S.$	143	$143,060

			3,441,503

Health Care – 3.4%
AthenaHealth Group, Inc. Series 2022 8.594% (SOFR 1 Month + 3.25%), 02/15/2029(i)		997	993,097
CHG Healthcare Services, Inc. Series 2023 09/29/2028(h)		143	143,358
Ensemble RCM LLC Series 2024 08/01/2029(h)		1,797	1,789,950
Heartland Dental LLC Series 2024 9.844% (SOFR 3 Month + 4.50%), 04/28/2028(i)		1,490	1,491,869
Hunter Holdco 3 Ltd. 9.865% (SOFR 1 Month + 4.25%), 08/19/2028(i)		98	96,725
Medline Borrower LP Series 2024 8.094% (SOFR 1 Month + 2.75%), 10/23/2028(i)		1,000	1,001,340
Organon & Co. Series 2024 7.829% (SOFR 1 Month + 2.50%), 05/19/2031(i)		143	142,784
Parexel International Corp. Series 2021 8.708% (SOFR 1 Month + 3.25%), 11/15/2028(i)		130	130,638
Phoenix Guarantor, Inc. Series 2024 8.594% (SOFR 1 Month + 3.25%), 02/21/2031(i)		143	142,673
Star Parent, Inc. 9.085% (SOFR 1 Month + 3.75%), 09/27/2030(i)		143	143,266

			6,075,700

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CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Industrials – 0.3%
Alliance Laundry Systems LLC 8.899% (SOFR 3 Month + 3.50%), 10/08/2027(i)	U.S.$	95	$94,827
Inspired FinCo Holdings Ltd. Series 2023 7.646% (EURIBOR 3 Month + 4.00%), 12/31/2028(i)	EUR	130	139,740
MX Holdings US, Inc. Series 2023 07/31/2028(h)	U.S.$	143	143,293
Propulsion BC Finco SARL 9.085% (SOFR 3 Month + 3.75%), 09/14/2029(i)		111	110,852
Vertex Aerospace Services Corp. Series 2021 12/06/2030(h)		143	143,606

			632,318

Insurance – 0.7%
Asurion LLC Series 2023 9.694% (SOFR 1 Month + 4.25%), 08/19/2028(i)		1,141	1,130,771
Ryan Specialty Group LLC 8.094% (SOFR 1 Month + 2.75%), 09/01/2027(i)		143	144,052

			1,274,823

Leisure/Entertainment – 3.0%
Banijay Entertainment SAS 03/01/2028(h)		130	130,138
Caesars Entertainment, Inc. 02/06/2030(h)		957	956,171
Hoya Midco LLC Series 2022 02/03/2029(h)		143	143,837
Kingpin Intermediate Holdings LLC Series 2023 8.844% (SOFR 1 Month + 3.50%), 02/08/2028(i)		130	130,068
Scientific Games Holdings LP Series 2024 04/04/2029(h)		1,000	997,500
Spectacle Gary Holdings LLC Series 2021 9.735% (SOFR 3 Month + 4.25%), 12/11/2028(i)		2,934	2,926,746

			5,284,460

abfunds.com	AB CARVAL CREDIT OPPORTUNITIES FUND | 13

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Packaging & Containers – 1.6%
Kouti BV Series 2021 08/31/2028(h)	EUR	1,000	$1,067,770
Swissport Stratosphere, USA LLC Series 2024 04/04/2031(h)	U.S.$	1,750	1,752,187

			2,819,957

Retailing – 1.1%
EG Group Ltd. Series 2021 10.722% (EURIBOR 3 Month + 7.00%), 04/30/2027(i)	EUR	1,733	1,712,607
Hanesbrands, Inc. Series 2023 9.094% (SOFR 1 Month + 3.75%), 03/08/2030(i)	U.S.$	130	130,653
Peer Holding III BV Series 2023 7.396% (EURIBOR 3 Month + 3.75%), 09/21/2028(i)	EUR	143	153,361

			1,996,621

Technology – 1.3%
AppLovin Corp. Series 2024 10/25/2028(h)	U.S.$	998	998,996
7.844% (SOFR 1 Month + 2.50%), 08/16/2030(i)		98	97,617
E2open LLC Series 2020 8.958% (SOFR 1 Month + 3.50%), 02/04/2028(i)		130	130,490
Flexera Software LLC Series 2024 8.826% (SOFR 1 Month + 3.50%), 03/03/2028(i)		98	97,841
Fortress Intermediate 3, Inc. 05/09/2031(h)		130	130,435
Genuine Financial Holdings LLC Series 2023 9.344% (SOFR 1 Month + 4.00%), 09/27/2030(i)		143	142,474
I-Logic Technologies Bidco Ltd. Series 2021 9.485% (SOFR 3 Month + 4.00%), 02/16/2028(i)		98	97,785

14 | AB CARVAL CREDIT OPPORTUNITIES FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Marcel Lux IV SARL Series 2024 10/07/2030(h)	U.S.$	98	$98,315
MKS Instruments, Inc. Series 2023 08/17/2029(h)		100	99,482
Peraton Corp. 9.194% (SOFR 1 Month + 3.75%), 02/01/2028(i)		130	130,037
Verisure Holding AB Series 2024 05/14/2030(h)	EUR	143	153,397
Virtusa Corp. 8.594% (SOFR 1 Month + 3.25%), 02/15/2029(i)	U.S.$	130	130,598

			2,307,467

Transportation (Non Auto) – 0.1%
Savage Enterprises LLC Series 2021 8.344% (SOFR 1 Month + 3.00%), 09/15/2028(i)		143	143,681

Utilities – 0.1%
Pacific Gas & Electric Co. Series 2020 7.844% (SOFR 1 Month + 2.50%), 06/23/2027(i)		143	143,881

			35,012,245

Bonds – 9.5%
Building/Construction Products – 0.2%
Country Garden Holdings Co. Ltd. 3.125%, 10/22/2023(a)(j)(k)		792	66,572
5.125%, 01/17/2024(a)(j)(k)		2,458	207,360

			273,932

Energy – 0.3%
KCA Deutag UK Finance PLC 9.875%, 12/01/2025(a)		597	601,758

Financial Services – 2.6%
Deutsche Bank AG Series 2020 6.00% (H15T 5 Year + 4.52%), 10/30/2025(g)(l)		3,300	3,147,829

abfunds.com	AB CARVAL CREDIT OPPORTUNITIES FUND | 15

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

NatWest Group PLC 4.60% (H15T 5 Year + 3.10%), 06/28/2031(g)(l)	U.S.$	1,876	$1,488,321

			4,636,150

Health Care – 1.4%
Select Medical Corp. 6.25%, 08/15/2026(a)		2,392	2,403,960

Miscellaneous Industries – 3.8%
1011778 BC ULC/New Red Finance, Inc. 6.125%, 06/15/2029(a)		239	240,250
Assemblin Caverion Group AB 6.25%, 07/01/2030(a)	EUR	217	232,885
Banco Bilbao Vizcaya Argentaria SA 6.875% (EUSA 5 Year + 4.27%), 12/13/2030(a)(g)(l)		600	633,844
Bertrand Franchise Finance SAS 6.50%, 07/18/2030(a)		41	44,052
Brink’s Co. 6.50%, 06/15/2029(a)	U.S.$	239	241,512
Buckeye Partners LP 6.875%, 07/01/2029(a)		242	242,770
Ceconomy AG 6.25%, 07/15/2029(a)	GBP	356	378,473
Concentra Escrow Issuer Corp. 6.875%, 07/15/2032(a)	U.S.$	127	128,746
Coventry Building Society 8.75% (GUKG 5 Year + 4.73%), 06/11/2029(a)(g)(l)	GBP	311	395,547
Crescent Energy Finance LLC 7.375%, 01/15/2033(a)	U.S.$	244	244,659
Deutsche Bank AG 8.125% (EUAMDB 5 Year + 5.26%), 10/30/2029(a)(g)(l)	EUR	200	215,356
Freedom Mortgage Holdings LLC 9.125%, 05/15/2031(a)	U.S.$	505	490,557
9.25%, 02/01/2029(a)		505	505,050
Howard Midstream Energy Partners LLC 7.375%, 07/15/2032(a)		239	243,254
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. 7.00%, 07/15/2031(a)		375	378,038
Masterbrand, Inc. 7.00%, 07/15/2032(a)		125	126,452
Northriver Midstream Finance LP 6.75%, 07/15/2032(a)		252	253,099

16 | AB CARVAL CREDIT OPPORTUNITIES FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

PLT VII Finance SARL 6.00%, 06/15/2031(a)	EUR	82	$87,546
Q-Park Holding I BV 5.125%, 02/15/2030(a)	GBP	377	402,269
Saturn Oil & Gas, Inc. 9.625%, 06/15/2029(a)	U.S.$	239	241,330
Sealed Air Corp. 6.50%, 07/15/2032(a)		124	123,368
Upfield BV 6.875%, 07/02/2029(a)	EUR	316	336,062
Williams Scotsman, Inc. 6.625%, 06/15/2029(a)	U.S.$	244	246,172
Wrangler Holdco Corp. 6.625%, 04/01/2032(a)		239	238,159

			6,669,450

Retailing – 1.2%
Bellis Acquisition Co. PLC 8.125%, 05/14/2030(a)	GBP	1,750	2,205,429

			16,790,679

		Shares
Equity Investments – 0.3%
Alternative Energy – 0.3%
Intersect Power LLC(c)(d)(j)		95,560	471,083

Total Corporate Securities (cost $52,423,158)			52,274,007

SPECIAL OPPORTUNITIES – 8.4%
Equity Investments – 8.4%
Aviation – 8.4%
Aergo Capital Ltd.(c)(d)(e)(j) (cost $14,691,325)		14,691,325	14,813,252

		Principal Amount (000)
LOAN PORTFOLIOS – 1.5%
Debt Investments – 1.3%
Alternative Energy – 1.3%
GoldenPeaks Capital 15.722% (EURIBOR 3 Month + 12.00%), 05/02/2029(c)(d)(g)	EUR	2,207	2,328,888

abfunds.com	AB CARVAL CREDIT OPPORTUNITIES FUND | 17

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

	Shares	U.S. $ Value

Equity Investments – 0.2%
Residential Loan Portfolios – 0.2%
Kutxabank SA(c)(d)(e)(j)	390,142	$306,020

Total Loan Portfolios (cost $2,796,686)		2,634,908

SHORT-TERM INVESTMENTS – 25.8%
Investment Companies – 25.8%
Northern Institutional Treasury Portfolio, 5.22%(m) (cost $45,806,048)	45,806,048	45,806,048

Total Investments – 107.2% (cost $189,981,569)		190,048,411
Other assets less liabilities – (7.2)%		(12,803,172)

Net Assets – 100.0%		$177,245,239

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
HSBC Bank PLC	EUR	890	USD	971	09/18/2024	$(14,529)
HSBC Bank PLC	USD	31,125	EUR	28,460	09/18/2024	526,058
HSBC Bank PLC	GBP	262	USD	204	12/18/2024	(3,708)
HSBC Bank PLC	USD	12,827	GBP	10,024	12/18/2024	136,898

						$644,719

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at June 30, 2024	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Buy Contracts
Barclays Bank PLC
Republic of Poland Government Bond, 06/20/2029*	(1.00)%	Annual	7.50%	USD	705	$(11,144)	$(7,628)	$(3,516)
Republic of Poland Government Bond, 06/20/2029*	(1.00)	Annual	7.50	USD	1,551	(28,307)	(17,484)	(10,823)

						$(39,451)	$(25,112)	$(14,339)

18 | AB CARVAL CREDIT OPPORTUNITIES FUND	abfunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

*	Termination date

**	Principal Amount less than 500.

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At June 30, 2024, the aggregate market value of these securities amounted to $81,704,895 or 46.1% of net assets.

(b)

The subordinated notes represented are considered equity positions in the securitized vehicle. The securitized equity investments are entitled to recurring distributions which are generally equal to the excess cash flow generated from the underlying investments after payment of the contractual payments to senior debt holders and other expenses. The current estimated yield that is disclosed, calculated using amortized cost, is based on the current projections of this excess cash flow taking into account assumptions which have been made regarding expected prepayments, losses and future reinvestment rates. These assumptions are periodically reviewed and adjusted. Ultimately, the actual yield may be higher or lower than the estimated yield if actual results differ from those used for the assumptions.

(c)	Fair valued by the Adviser.

(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(e)	Affiliated investments.

(f)	IO – Interest Only.

(g)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at June 30, 2024.

(h)

This position or a portion of this position represents an unsettled loan purchase. The coupon rate will be determined at the time of settlement and will be based upon the Secured Overnight Financing Rate (“SOFR”) plus a premium which was determined at the time of purchase.

(i)	The Floating Rate Security has a stated coupon rate that represents the greater of the SOFR or an alternate base rate such as the EURIBOR or the SOFR/EURIBOR floor rate plus a spread at June 30, 2024.

(j)	Non-income producing security.

(k)	Defaulted matured security.

(l)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(m)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

EUR – Euro

GBP – Great British Pound

USD – United States Dollar

Glossary:

CLO – Collateralized Loan Obligations

EUAMDB – ICE Swap Rate

EURIBOR – Euro Interbank Offered Rate

EUSA – iShares MSCI USA Equal Weighted ETF

GUKG – United Kingdom Government Gilt Generic Bid Yield

H15T – U.S. Treasury Yield Curve Constant Maturity Rate

SOFR – Secured Overnight Financing Rate

SONIA – Sterling Overnight Index Average

See notes to consolidated financial statements.

abfunds.com	AB CARVAL CREDIT OPPORTUNITIES FUND | 19

CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES

June 30, 2024

Assets
Investments in securities, at value
Unaffiliated issuers (cost $168,504,591)	$168,462,801
Affiliated issuers (cost $21,476,978)	21,585,610
Cash	1,878,019
Foreign currencies, at value (cost $3,709,877)	3,709,945
Receivable due from Adviser	1,767,430
Unaffiliated interest and dividends receivable	1,410,514
Unrealized appreciation on forward currency exchange contracts	662,956
Receivable for capital stock sold	525,000
Deferred offering expense	414,863
Receivable for investment securities sold	213,340
Affiliated interest receivable	29,887
Other assets	267,284

Total assets	200,927,649

Liabilities
Payable for investment securities purchased	20,801,161
Payable to Adviser—organizational expenses	799,366
Advisory fee payable	788,914
Payable to Adviser—deferred offering costs	715,674
Administrative fee payable	119,937
Trustees’ fees payable	63,855
Market value on credit default swaps (net premiums received $25,112)	39,451
Unrealized depreciation on forward currency exchange contracts	18,237
Transfer Agent fee payable	10,512
Accrued expenses	325,303

Total liabilities	23,682,410

Net Assets	$177,245,239

Composition of Net Assets
Paid-in capital	$172,449,961
Distributable earnings	4,795,278

Net Assets	$177,245,239

Net Asset Value Per Share—unlimited shares authorized, no par value (based on 17,414,449 shares outstanding)	$10.18

See notes to consolidated financial statements.

20 | AB CARVAL CREDIT OPPORTUNITIES FUND	abfunds.com

CONSOLIDATED STATEMENT OF OPERATIONS

For the Period of February 23, 2024(a) to June 30, 2024

Investment Income
Interest (net of foreign taxes withheld of $6,604)	$3,872,107
Affiliated interest	165,605
Operational earnings on equity investments	695,454	$4,733,166

Expenses
Advisory fee (see Note B)	788,914
Transfer agency	15,012
Amortization of offering expenses	1,125,177
Audit and tax	280,059
Administrative	178,489
Legal	211,280
Trustees’ fees	63,855
Registration fees	28,380
Tax expense	13,197
Printing	12,900
Custody and accounting	7,224
Miscellaneous	112,561

Total expenses	2,837,048
Less: expenses waived and reimbursed by the Adviser (see Note B)	(1,767,430)

Net expenses		1,069,618

Net investment income		3,663,548

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Affiliated investment transactions		4,434
Unaffiliated investment transactions		78,860
Forward currency exchange contracts		(197,511)
Foreign currency transactions		(76,972)
Net change in unrealized appreciation (depreciation) of:
Affiliated investments		108,632
Unaffiliated investments		(41,790)
Forward currency exchange contracts		644,719
Swaps		(14,339)
Foreign currency denominated assets and liabilities		28,556

Net gain on investment and foreign currency transactions		538,467

Net Increase in Net Assets from Operations		$4,198,137

(a)	Commencement of operations.

See notes to consolidated financial statements.

abfunds.com	AB CARVAL CREDIT OPPORTUNITIES FUND | 21

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	February 23, 2024(a) to June 30, 2024
Increase (Decrease) in Net Assets from Operations
Net investment income	$3,663,548
Net realized loss on investment and foreign currency transactions	(191,189)
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	725,778

Net increase in net assets from operations	4,198,137
Distributions to Shareholders	(1,430,475)
Capital Stock Transactions
Net increase (decrease)	174,477,577

Total increase	177,245,239
Net Assets
Beginning of period	– 0	–

End of period	$177,245,239

(a)	Commencement of operations.

See notes to consolidated financial statements.

22 | AB CARVAL CREDIT OPPORTUNITIES FUND	abfunds.com

CONSOLIDATED STATEMENT OF CASH FLOWS

February 23, 2024(a) to June 30, 2024

Cash flows from operating activities
Net increase in net assets from operations		$4,198,137
Reconciliation of net increase in net assets from operations to cash provided by (used in) operating activities
Purchases of long-term investments	$(188,490,552)
Purchases of short-term investments	(51,217,047)
Proceeds from disposition of long-term investments	44,969,266
Proceeds from disposition of short-term investments	5,226,600
Net realized loss on investment and foreign currency transactions	191,189
Net realized loss on forward currency exchange contracts	(197,511)
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	(725,778)
Net accretion of bond discount and amortization of bond premium	(386,542)
Increase in receivable for investments sold	(213,340)
Increase in unaffiliated interest and dividends receivable	(1,410,514)
Increase in affiliated interest receivable	(29,887)
Increase in receivable due from Adviser	(1,767,430)
Increase in deferred offering expense	(414,863)
Increase in other assets	(267,284)
Increase in payable for investment securities purchased	20,801,161
Increase in advisory fee payable	788,914
Increase in administrative fee payable	119,937
Increase in Transfer Agent fee payable	10,512
Increase in Trustees’ fee payable	63,855
Increase in accrued expenses	325,303
Increase in organizational expenses payable	799,366
Increase in offering expenses payable	715,674
Proceeds on swaps, net	25,112

Total adjustments		(171,083,859)

Net cash provided by (used in) operating activities		(166,885,722)
Cash flows from financing activities
Subscriptions of capital stock, net	172,920,929
Cash dividends paid (net of dividend reinvestments)†	(398,827)

Net cash provided by (used in) financing activities		172,522,102
Effect of exchange rate on cash		(48,416)

Net increase in cash		5,587,964
Cash at beginning of period		– 0	–

Cash, including foreign currency, at end of period		$5,587,964

Supplemental disclosure of cash flow information
† Reinvestment of dividends	$1,031,648

In accordance with U.S. GAAP, the Fund has included a Statement of Cash Flows as a result of its significant investments in Level 3 securities throughout the year.

(a)	Commencement of operations.

See notes to consolidated financial statements.

abfunds.com	AB CARVAL CREDIT OPPORTUNITIES FUND | 23

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2024

NOTE A

Significant Accounting Policies

The AB CarVal Credit Opportunities Fund (the “Fund”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a non-diversified, closed-end management investment company that operates as an interval fund. The Fund commenced operations on February 23, 2024. The Fund’s investment objective is to seek to maximize total return, consisting of current income and capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in credit-related investments, either directly or through separate investment structures or vehicles that provide the Fund with exposure to such securities (collectively, the “Credit Investments”). Under normal circumstances, the Fund will invest at least 80% its net assets plus any borrowings for investment purposes (measured at the time of purchase) in a portfolio of Credit Investments. The Credit Investments include debt securities, directly originated debt investments, syndicated debt positions acquired in the primary and secondary markets, and structured investments, where the returns are based upon the performance of underlying credit instruments, such as asset backed securitizations.

As part of the Fund’s investment strategy, the Fund may seek to gain exposure to credit investments and derivatives through investments in AB Opportunistic Credit Fund Cayman Corporation (organized under the laws of the Cayman Islands), AB Opportunistic Credit Fund Cayman Ltd. (organized under the laws of the Cayman Islands) and AB Opportunistic Credit Fund US Corporation (organized as a taxable corporation in Delaware), each a wholly-owned subsidiary of the Fund (collectively, the “Subsidiaries” and each, a “Subsidiary”). Each Subsidiary commenced operations on February 23, 2024. The Fund is the sole shareholder of each Subsidiary and it is intended that the Fund will remain the sole shareholder and will continue to control each Subsidiary.

As of June 30, 2024 net assets of the Fund were $177,245,239, of which $27,131,823, or approximately 15%, represented the Fund’s ownership of all issued shares and voting rights of the Subsidiaries. This report presents the consolidated financial statements of the Fund and the Subsidiaries. All intercompany transactions and balances have been eliminated in consolidation. The Fund has sold shares of beneficial interest (“Shares”) designated as Advisor Shares, in private placements exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). Purchases of Shares in such private placements may be made only by persons that are “accredited investors” within the meaning of Regulation D under the 1933 Act.

24 | AB CARVAL CREDIT OPPORTUNITIES FUND	abfunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The investment adviser to the Fund is AB CarVal Investors, L.P. (the “Adviser”), an investment adviser registered with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. Subject to the supervision of the Board of Trustees (the “Board”), the Adviser is responsible for the day-to-day management of investments for the Fund.

The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services—Investment Companies. The Fund maintains its financial records in U.S. dollars. The following is a summary of significant accounting policies followed by the Fund.

1. Valuation of Investments

The Fund’s Board has approved pricing and valuation policies and procedures pursuant to which the Fund’s investments are valued at fair value (the “Valuation Procedures”). Among other matters, the Valuation Procedures set forth the Fund’s valuation policies and the mechanisms and processes to be employed on a daily basis to implement such policies.

The Adviser has established a Valuation Committee (the “Committee”) made up of representatives of portfolio management, fund operations, compliance and risk management which operates under the Valuation Procedures and is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee’s responsibilities include: 1) fair value determinations (and oversight of any third parties to whom any responsibility for fair value determinations is delegated), and 2) regular monitoring of the Valuation Procedures and modification or enhancement of the Valuation Procedures (or recommendation of the modification of the Valuation Procedures) as the Committee believes appropriate. Prior to investing in any portfolio securities, and periodically thereafter, the Adviser will conduct a due diligence review of the valuation methodology utilized. Valuations are required to be supported by market data, industry-accepted third-party valuation models or other methods the Valuation Committee deems to be appropriate, including the use of internal proprietary valuation models. The Adviser periodically tests its valuations through back testing

abfunds.com	AB CARVAL CREDIT OPPORTUNITIES FUND | 25

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

of sales by comparing the amounts realized against the most recent fair values reported, and if necessary, uses the findings to calibrate its valuation procedures.

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Board. Pursuant to these procedures, the Adviser serves as the Fund’s valuation designee pursuant to Rule 2a-5 under the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

The Adviser conducts the valuation of the Fund’s investments, upon which the Fund’s net asset value (“NAV”) is based, at all times consistent with GAAP and the 1940 Act. Investments for which market quotations are readily available are valued using market quotations, which are generally obtained from independent pricing services, broker-dealers or market makers.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser, and in accordance with the valuation policy approved by the Board. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs

26 | AB CARVAL CREDIT OPPORTUNITIES FUND	abfunds.com

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs
•	Level 3—significant unobservable inputs

The Fund’s investments in corporate securities and derivatives are primarily valued using Level 2 inputs which generally consist of vendor pricing and multiple broker quotes based on the yield, maturity, credit quality and bids or trading activity in the security or similar securities, thereby demonstrating consensus pricing. Corporate securities valued using Level 1 inputs generally represent an immaterial portion of the investment portfolio; however, they would be valued using the readily available market prices. Inputs from Level 3 are also utilized for corporate securities and derivatives, depending on the information available and characteristics of the asset type. Investments in asset backed, loan portfolios, and special opportunities are valued with Level 3 inputs primarily using a discounted cash flow analysis. This analysis takes into consideration risk adjusted rates of return as applied to the cash inflows and outflows anticipated in connection with managing and/or disposing each specific investment. This analysis may include factors such as income streams, local market activity, timing, collateral, payment history, comparative sales values, and other similar factors that have or will influence the exit of the investment. However, certain structured credit and special opportunities investments may be valued using a market approach depending on the availability of broker quotes or other information. Further, certain asset backed investments may be valued using Level 2 inputs depending on the information available. All forward foreign currency contracts held at June 30, 2024 were valued using Level 2 inputs which include forward rates.

The Fund may use Special Purpose Vehicles (“SPVs”) or other similar vehicles to facilitate its investments in various strategies. The Fund will provide funding to the SPVs in a form of a loan receivable and/or an equity contribution. The SPVs, in turn purchase and own the underlying investment assets. In these instances, the Fund’s loan receivable and/or equity contributions represent the instrument that is fair valued.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

abfunds.com	AB CARVAL CREDIT OPPORTUNITIES FUND | 27

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2024:

Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Asset Backed	$	– 0	–	$41,578,365		$32,941,831		$74,520,196
Corporate Securities		– 0	–	48,151,348		4,122,659		52,274,007
Special Opportunities		– 0	–	– 0	–	14,813,252		14,813,252
Loan Portfolios		– 0	–	– 0	–	2,634,908		2,634,908
Short-Term Investments		45,806,048		– 0	–	– 0	–	45,806,048

Total Investments in Securities		45,806,048		89,729,713		54,512,650		190,048,411
Other Financial Instruments(a):
Assets:
Forward Currency Exchange Contracts		– 0	–	662,956		– 0	–	662,956
Liabilities:
Forward Currency Exchange Contracts		– 0	–	(18,237)		– 0	–	(18,237)
Credit Default Swaps		– 0	–	(39,451)		– 0	–	(39,451)

Total		$45,806,048		$90,334,981		$54,512,650		$190,653,679

(a)	Other financial instruments include reverse repurchase agreements and derivative instruments, such as futures, forwards, swaps, options and warrants, which are valued at market value.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Asset- Backed			Corporate Securities			Special Opportunities
Balance as of 02/23/2024(a)	$	– 0	–	$	– 0	–	$	– 0	–
Accrued discounts/(premiums)		39,338			– 0	–		– 0	–
Realized gain (loss)		(2,435)			– 0	–		– 0	–
Change in unrealized appreciation/depreciation		175,434			30,916			121,927
Purchases		33,181,038			4,091,743			15,304,575
Sales/Paydowns		(451,544)			– 0	–		(613,250)
Transfers in to Level 3		– 0	–		– 0	–		– 0	–
Transfers out of Level 3		– 0	–		– 0	–		– 0	–

Balance as of 06/30/2024		$32,941,831			$4,122,659			$14,813,252

Net change in unrealized appreciation/depreciation from investments held as of 06/30/2024		$175,434			$30,916			$121,927

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

	Loan Portfolios			Total
Balance as of 02/23/2024(a)	$	– 0	–	$	– 0	–
Accrued discounts/(premiums)		– 0	–		39,338
Realized gain (loss)		(732)			(3,167)
Change in unrealized appreciation/depreciation		(161,114)			167,163
Purchases		2,887,216			55,464,572
Sales/Paydowns		(90,462)			(1,155,256)
Transfers in to Level 3		– 0	–		– 0	–
Transfers out of Level 3		– 0	–		– 0	–

Balance as of 06/30/2024		$2,634,908			$54,512,650

Net change in unrealized appreciation/depreciation from investments held as of 06/30/2024		$(161,114)			$167,163

(a)	Commencement of operations.

The following presents information about significant unobservable inputs related to the Fund’s Level 3 investments at June 30, 2024.

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 06/30/24	Valuation Technique	Unobservable Input	Input Range/ Weighted Average***
Asset Backed	$11,190,763	Discounted Cash Flow	Discount Rate	4.25-21.21% / 9.07%
	$15,847,764	Market Comparables	Market Spread*	285-890bps / 446bps
	$5,903,304	Broker Quotes/3rd Party Pricing Services**	N/A	N/A

	$32,941,831

Corporate Securities	$3,651,576	Market Comparables	Discount Rate	19.69%
	$471,083	Discounted Cash Flow	Discount Rate	14.00-20.00% / 18.64%

	$4,122,659

Loan Portfolios	$306,020	Discounted Cash Flow	Discount Rate	15.00%
	$2,328,888	Discounted Cash Flow	Discount Rate	15.93%

	$2,634,908

Special Opportunities	$14,813,252	Discounted Cash Flow	Discount Rate	10.01-55.31% / 17.96%

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

*	The Market Spreads are compared to related U.S. Treasuries and used to calculate the fair value.

**

The valuation is based on non-binding broker quotes or market comparables where quantitative inputs are not observable. Broker quotes or market comparables have been reviewed and substantiated by the Adviser and may be adjusted for timing or other market events, if necessary.

***

Represents the range of discount rates or spreads that are utilized as an input by the Adviser for purposes of generating a fair value. Weighted average excludes investments that have been marked to zero fair market value, when applicable.

Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. Significant increases (decreases) in Discount Rate and Market Spread in isolation would be expected to result in a significantly higher (lower) fair value measurement.

2. Organizational and Offering Costs

Organizational and offering costs of the Fund were initially paid by the Adviser on behalf of the Fund. Organizational costs may include, among other things, the cost of organizing as a Delaware statutory trust, including the cost of legal services, statutory seed audit and other fees pertaining to the Fund’s organization. Any organizational costs paid by the Adviser are recorded as a Payable to Adviser – organizational expenses in the consolidated statement of assets and liabilities. These costs are expensed as incurred by the Fund.

Offering costs may include, among other things, legal, printing and other expenses pertaining to the offering of the Fund. Any offering costs paid by the Adviser will be recorded as a Payable to Adviser – deferred offering costs in the consolidated statement of assets and liabilities and will be amortized over 12 months on a straight-line basis. Ongoing offering costs will be amortized over the shorter of the offering period or 12 months on a straight-line basis.

The Adviser will bear the Fund’s organizational costs and the offering costs associated with the Fund’s continuous offering of Shares pursuant to the expense limitation agreement, as described in Note B, between the Fund and the Adviser. The Adviser may recoup from the Fund any waived amount or reimbursed expenses with respect to the Fund pursuant to the expense limitation agreement if such recoupment does not cause the Fund to exceed the current expense limit or the expense limit in place at the time of the waiver or reimbursement, and the recoupment is made within three years from the date the amount was initially waived or reimbursed.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean rates of exchange on the reporting date of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies (“RIC”) and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention.

If, during a taxable year, the Subsidiaries’ taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for federal income tax purposes. Note that the loss from the Subsidiaries’ contemplated activities also cannot be carried forward to reduce future Subsidiaries’ income in subsequent years. However, if the Subsidiaries’ taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as income for federal income tax purposes.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s consolidated financial statements.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

5. Investment Income and Investment Transactions

Realized gains and losses on securities transactions are determined on a specific identification basis when sold. For equity investments into SPVs, distributions received are recorded as operational earnings or a recovery of the investment which may result in realized gains and losses depending on the nature of the underlying investment activity. Interest income is accrued on debt investments as earned, net of any applicable withholding taxes. Premiums and discounts are amortized/accreted on performing positions. Dividends are recorded as earned. Expenses are recorded on an accrual basis as incurred, including interest expense and dividend expense on short positions.

To the extent loans or debt investments contain payment-in-kind (“PIK”) provisions, PIK interest is generally accrued at the agreed upon rate and recorded as interest income. The settlement of PIK is typically received as cash or is capitalized into the principal balance of the investment and included in the valuation, as determined by the investment provisions, determination of the borrower and the overall market for the investment.

Debt investments are generally placed on non-accrual status and a reserve is provided for accrued interest receivable when there is reasonable doubt that principal or interest will be collected in full. Interest payments received on non-accrual debt investments would be recognized as income or applied to principal depending on the treatment by the borrower and market treatment.

6. Cash and Cash Equivalents

Cash and cash equivalents consists primarily of bank deposits. Cash deposits are held at major financial institutions and are subject to credit risk to the extent those balances exceed applicable FDIC or SIPC limitations.

7. Fund Valuation

The NAV of the Fund’s Shares is calculated daily on each day that the New York Stock Exchange is open for business as of the close of the regular trading session. NAV per Share is calculated by dividing the value of the Fund’s total assets minus liabilities by the total number of Shares outstanding.

8. Issuance of Shares

Subscriptions are accepted by the Fund when an executed subscription agreement is received and the Fund has made a determination the investor satisfies all of the terms and conditions of the subscription agreement, including the qualification as an “accredited investor” as defined in Regulation D under the 1933 Act. An investor becomes a Shareholder, and the shares are issued as of the date of settlement. The number of

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

shares issued to an investor is calculated based on the NAV per Share in effect on the date the Fund receives the subscription.

As no public market exists for the Shares currently, Shareholders are unable to liquidate their investment, other than through the Fund’s share repurchase program.

9. Repurchase of Shares

The Fund conducts quarterly repurchase offers to repurchase between 5% and 25% of its outstanding Shares at NAV, as determined by the Board. The quarterly repurchases commence in the months of January, April, July and October. As of June 30, 2024, the Fund had not yet conducted its first quarterly repurchase offer (as the initial offer was to take place upon the completion of the first full calendar quarter, which had not yet occurred).

The Fund determines the NAV applicable to repurchases on the repurchase request deadline (i.e., the date by which Shareholders can tender their Shares in response to a repurchase offer).

If Shareholders tender for repurchase more than the repurchase offer amount determined by the Board, the Fund will repurchase the Shares on a pro-rata basis.

10. Distributions

The Fund has adopted a distribution reinvestment plan (the “DRIP”) for its Shareholders, which is an “opt out” dividend reinvestment plan. Shareholders automatically participate in the DRIP, unless and until an election is made to withdraw from the plan on behalf of such participating Shareholder. Under this plan, if the Fund declares a cash dividend or other distribution, each Shareholder will have their cash distribution automatically reinvested in additional Shares, rather than receiving the cash distribution, unless such Shareholder opts out of the DRIP. Shares are issued pursuant to the DRIP at their NAV. If a Shareholder has elected to “opt out” that Shareholder will receive cash dividends or other distributions.

Dividends and distributions to Shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

The Fund makes a distribution each quarter to its Shareholders of the net investment income of the Fund after payment of Fund operating expenses,

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

as required by the rules to maintain its status as a RIC. On May 21, 2024, a dividend of $1.4 million or $0.09 per share was declared. Cash payout for the Shareholders that had elected to “opt out” of the DRIP resulted in a cash distribution of $0.4 million.

11. Guarantees and Commitments

The Fund has an obligation to fund a credit facility for a Polish solar development company. The company has the ability to draw on the credit facility for a period of 60 months, with an expiration in May, 2029. The Fund’s expected future investment is estimated to be approximately $1,457,287.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of 1.50% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

The Adviser has agreed to reimburse expenses (excluding, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis to the extent necessary to limit total operating expenses (the “Expense Caps”) to 0.48% of the Fund’s average daily net assets. For the period ended June 30, 2024, reimbursements amounted to $1,767,430. This contractual arrangement will remain in effect at least until February 23, 2025 unless the Fund’s Board approves its earlier termination. The Adviser may recoup from the Fund any waived amount or reimbursed expenses with respect to the Fund pursuant to the expense limitation agreement if such recoupment does not cause the fund to exceed the current expense limit or the expense limit in place at the time of the waiver or reimbursement (whichever is lower) and the recoupment is made within three years from the date the amount was initially waived or reimbursed. Such reimbursements that are subject to repayment amount to $1,767,430, which include recoupment expiration in February 2027 of $835,622; March 2027 of $158,227; April 2027 of $153,152; May 2027 of $150,243 and June 2027 of $470,186.

Under a separate Administrative Reimbursement Agreement, AB CarVal Investors, L.P. serves as the administrator to the Fund (in such capacity, the “Administrator”). The Administrator provides, or arranges for the provision of, the administrative services necessary for the Fund to operate. In accordance with the Administrative Reimbursement Agreement, the Fund has agreed to reimburse the Administrator for the expenses it incurs on the Fund’s behalf in connection with providing such administrative services, including the Fund’s allocable portion of the salaries of any administrative

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

personnel retained by the Administrator that provide services to the Fund, as well as the allocable portion of overhead, including rent, attributable to such administrative personnel. For the period ended June 30, 2024, the Fund reimbursed the Adviser under the Administrative Reimbursement Agreement in the amount of $119,407. This amount is subject to the Expense Cap.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), which is also an affiliate of the parent company of the Adviser, AllianceBernstein LP, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation paid to ABIS amounted to $41,272 for the period ended June 30, 2024. This amount is subject to the Expense Cap.

AllianceBernstein Investments, Inc. (the “Distributor”), which is also an affiliate of the parent company of the Adviser, AllianceBernstein LP, serves as the distributor of the Fund’s shares. As the Advisor Shares are not subject to a contingent deferred sales charge, there were no charges received during the period ended June 30, 2024.

A summary of the Fund’s transactions in affiliated entities controlled by the Adviser for the period ended June 30, 2024 is as follows:

Issuer	Market Value 02/23/2024 (000)			Purchases at Cost (000)		Sales Proceeds (000)			Realized Gain (Loss) (000)			Change in Unrealized Appr./ (Depr.) (000)	Amortization of Premium/ Discount (000)			Market Value 06/30/2024 (000)		Income (000)
Italy Hotels Srl, Series 2021, 0.00%, 11/25/2027	$	– 0	–	$0	*	$	– 0	–	$	– 0	–	$0 *	$	– 0	–	$0	*	$	– 0	–
Italy Hotels Srl, Series 2021, Series 2022-1, 10.551%, 11/25/2027		– 0	–	1,187			3			– 0	–	(16)		2		1,170			47
Italy Hotels Srl, Series 2021, Series 2022-1, 7.051%, 11/25/2027		– 0	–	1,394			313			5		(16)		2		1,072			35
Kutxabank SA		– 0	–	513			90			(1)		(116)		– 0	–	306			(12)
Mill City Mortgage Loan Trust, Series 2018-4, 9.58%, 04/25/2066		– 0	–	49			– 0	–		– 0	–	7		(2)		54			0	*
Mill City Mortgage Loan Trust, Series 2018-4, 12.16%, 04/25/2066		– 0	–	15			– 0	–		– 0	–	2		– 0	–	17			0	*

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Issuer	Market Value 02/23/2024 (000)			Purchases at Cost (000)			Sales Proceeds (000)			Realized Gain (Loss) (000)			Change in Unrealized Appr./ (Depr.) (000)		Amortization of Premium/ Discount (000)		Market Value 06/30/2024 (000)		Income (000)
Mill City Mortgage Loan Trust, Series 2018-4, 12.16%, 04/25/2066	$	– 0	–	$	– 0	–	$	– 0	–	$	– 0	–	$0	*	$0	*	$0	*	$0	*
Mill City Mortgage Loan Trust, Series 2018-4, 3.062%, 04/25/2066		– 0	–		115			– 0	–		– 0	–	5		0	*	120		2
Mill City Mortgage Loan Trust, Series 2018-4, 3.062%, 04/25/2066		– 0	–		96			– 0	–		– 0	–	10		0	*	106		2
Mill City Mortgage Loan Trust, Series 2018-4, 3.062%, 04/25/2066		– 0	–		71			– 0	–		– 0	–	1		0	*	72		1
Mill City Mortgage Loan Trust, Series 2018-4, 3.250%, 04/25/2066		– 0	–		286			– 0	–		– 0	–	6		0	*	292		5
Mill City Mortgage Loan Trust, Series2019-1, 12.21%, 10/25/2069		– 0	–		– 0	–		– 0	–		– 0	–	0	*	– 0	–	0	*	0	*
Mill City Mortgage Loan Trust, Series 2019-1, 12.21%, 10/25/2069		– 0	–		14			– 0	–		– 0	–	3		– 0	–	17		0	*
Mill City Mortgage Loan Trust, Series 2019-1, 3.561%, 10/25/2069		– 0	–		127			– 0	–		– 0	–	10		0	*	137		3
Mill City Mortgage Loan Trust, Series 2019-1, 3.561%, 10/25/2069		– 0	–		114			– 0	–		– 0	–	11		0	*	125		3
Mill City Mortgage Loan Trust, Series 2019-1, 3.561%, 10/25/2069		– 0	–		104			– 0	–		– 0	–	5		0	*	109		3
Mill City Mortgage Loan Trust, Series 2019-1, 3.561%, 10/25/2069		– 0	–		82			– 0	–		– 0	–	6		0	*	88		3

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Issuer	Market Value 02/23/2024 (000)			Purchases at Cost (000)	Sales Proceeds (000)			Realized Gain (Loss) (000)			Change in Unrealized Appr./ (Depr.) (000)			Amortization of Premium/ Discount (000)			Market Value 06/30/2024 (000)	Income (000)
Mill City Mortgage Loan Trust, Series 2019-GS2, 12.31%, 08/25/2059	$	– 0	–	$70	$	– 0	–	$	– 0	–	$	– 0	–	$	– 0	–	$70	$ $	– 0	–
Mill City Mortgage Loan Trust, Series 2019-GS2, 0.08%, 08/25/2059		– 0	–	12		– 0	–		– 0	–		4			– 0	–	16		1
Mill City Mortgage Loan Trust, Series 2019-GS2, 3.250%, 08/25/2059		– 0	–	243		– 0	–		– 0	–		33			0	*	276		4
Mill City Mortgage Loan Trust, Series 2019-GS2, 3.250%, 08/25/2059		– 0	–	203		– 0	–		– 0	–		10			0	*	213		4
Mill City Mortgage Loan Trust, Series 2019-GS2, 3.877%, 08/25/2059		– 0	–	119		– 0	–		– 0	–		5			0	*	124		2
Mill City Mortgage Loan Trust, Series 2019-GS2, 3.877%, 08/25/2059		– 0	–	100		– 0	–		– 0	–		6			0	*	106		2
Mill City Mortgage Loan Trust, Series 2019-GS2, 3.877%, 08/25/2059		– 0	–	76		– 0	–		– 0	–		2			0	*	78		2
Mill City Mortgage Loan Trust, Series 2019-GS2, 3.877%, 08/25/2059		– 0	–	65		– 0	–		– 0	–		1			0	*	66		2
Mill City Mortgage Loan Trust, Series 2023-NQM1, 6.181% 10/25/2067		– 0	–	174		– 0	–		– 0	–		0	*		0	*	174		4
Mill City Mortgage Loan Trust, Series 2023-NQM1, 6.181% 10/25/2067		– 0	–	216		– 0	–		– 0	–		3			0	*	219		5
Mill City Mortgage Loan Trust, Series 2023-NQM1, 6.181% 10/25/2067		– 0	–	182		– 0	–		– 0	–		4			0	*	186		4

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Issuer	Market Value 02/23/2024 (000)			Purchases at Cost (000)	Sales Proceeds (000)			Realized Gain (Loss) (000)			Change in Unrealized Appr./ (Depr.) (000)	Amortization of Premium/ Discount (000)		Market Value 06/30/2024 (000)	Income (000)
Mill City Solar Loan, 12.18%, 03/20/2043	$	– 0	–	$236	$	– 0	–	$	– 0	–	$(1)	$4		$239	$	– 0	–
Mill City Solar Loan, 22.92%, 07/20/2043		– 0	–	401		– 0	–		– 0	–	5	– 0	–	406		– 0	–
Mill City Solar Loan, 20.04%, 06/20/2047		– 0	–	453		– 0	–		– 0	–	(30)	5		428		– 0	–
Mill City Solar Loan, 2.00%, 07/20/2043		– 0	–	272		– 0	–		– 0	–	15	9		296		3
Mill City Solar Loan, 5.92%, 03/20/2043		– 0	–	98		– 0	–		– 0	–	8	1		107		3
Mill City Solar Loan, 7.14%, 03/20/2043		– 0	–	79					– 0	–	4	1		84		3
Aergo Capital Ltd.		– 0	–	15,454		763			– 0	–	122	– 0	–	14,813		707

Total									$4		$109	$22		$21,586		$839

*	Less than $500

As of June 30, 2024, Aergo Capital Limited, which is the Fund’s investment into Aergo Holdings Limited, is deemed to be a significant subsidiary of the Fund in accordance with the definition of a “significant subsidiary” as defined by Regulation S-X 1-02(w)(2), Definitions of terms used in Regulation S-X (amendment effective January 1, 2021).

Pursuant to Regulation S-X 4-08(g), Summarized financial information of subsidiaries not consolidated and 50 percent or less owned persons, summarized financial information for Aergo Holdings Limited is included below.

The following tables show summarized financial statement information for Aergo Holdings Limited for the period ended June 30, 2024. Amounts are presented in thousands and are unaudited.

Summary Balance Sheet	As of June 30, 2024
Non-Current Assets	1,554,770
Current Assets	130,586

Total Assets	1,685,356
Non-Current Liabilities	1,977,175
Current Liabilities	41,783

Total Liabilities	2,018,958
Total Net (Liabilities)/Assets	(333,602)

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Summary Income Statement	For the six months ended June 30, 2024 (1)
Total Revenue	125,006
Total Operating Expenses	(16,619)

Total Operating Income	108,386
Depreciation & Amortisation	(54,194)
Interest Expense	(81,340)
Gain (Loss) on Derivative Financial Instruments	353
Tax Benefit	3,349

Net Income (loss) after Tax	(23,445)

(1)

The period presented is for the six months ended June 30, 2024, as Aergo Holdings Limited only presents financial information semi-annually. Further, this most closely aligns with the period since the commencement of operations for the Fund.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under 1940 Act. Under the Agreement, Advisor Shares are not subject to distribution and servicing fees.

NOTE D

Investment Transactions

1. Purchases and Sales

Purchases and sales of investment securities (excluding short-term investments) for the period ended June 30, 2024 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$188,492,057		$43,149,758
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$189,225,207

Gross unrealized appreciation	$4,622,598
Gross unrealized depreciation	(3,194,126)

Net unrealized appreciation	$1,428,472

2. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund enters into forward currency exchange contracts in order to manage the foreign exchange rate risk related to investments denominated in foreign currency.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the period ended June 30, 2024, the Fund held forward currency exchange contracts for hedging purposes.

•	Swaps

The Fund enters into various swap arrangements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund is subject to credit price risk in the normal course of pursuing its investment objectives. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the

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Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) of swaps on the consolidated statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the consolidated statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the consolidated statement of assets and liabilities. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the consolidated statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the consolidated statement of operations.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty. Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk,

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counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the consolidated portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the period ended June 30, 2024, the Fund held credit default swaps to manage its exposure to the market or certain sectors of the market, and to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund.

The Fund and the Subsidiaries typically enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with their OTC derivative contract counterparties in order to, among other things, reduce their credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund and the Subsidiaries typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s and the Subsidiaries’ net liability, held by the defaulting party, may be delayed or denied.

The Fund’s and Subsidiaries’ ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund or the Subsidiaries decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s

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and the Subsidiaries’ OTC counterparty has the right to terminate such transaction and require the Fund or the Subsidiaries to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by the OTC counterparty tables below.

During the period ended June 30, 2024, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$662,956	Unrealized depreciation on forward currency exchange contracts	$18,237

Credit contracts			Market value on credit default swaps	39,451

Total		$662,956		$57,688

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) of forward currency exchange contracts	$(197,511)	$644,719

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps		(14,339)

Total		$(197,511)	$630,380

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The following table represents the average of the outstanding month end derivative positions calculated for the period ended June 30, 2024:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$2,796,523	(a)
Average principal amount of sell contracts	$43,133,465	(a)
Credit Default Swaps:
Average notional amount of buy contracts	$2,256,000	(b)

(a)	Positions were open for five months during the period.

(b)	Positions were open for two months during the period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the consolidated statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of June 30, 2024. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
HSBC Bank PLC	662,956	(18,237)		– 0	–		– 0	–	644,719

Total	$662,956	$(18,237)	$	– 0	–	$	– 0	–	$644,719	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*		Net Amount of Derivative Liabilities
HSBC Bank PLC	$18,237	$(18,237)		$	– 0	–	$	– 0 –	$	– 0	–
Barclays Bank PLC	39,451	– 0	–		– 0	–		– 0 –		39,451

Total	$57,688	$(18,237)		$	– 0	–		$–0 –		$39,451	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

3. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund

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may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Shares	Amount
	February 23, 2024(a) to June 30, 2024	February 23, 2024(a) to June 30, 2024

Shares sold	17,312,103	$173,445,929

Shares issued on reinvestment of dividends	102,346	1,031,648

Net increase	17,414,449	$174,477,577

(a)	Commencement of operations.

NOTE F

Risks Involved in Investing in the Fund

Investing in the Fund involves certain risks and the Fund may not be able to achieve its intended results for a variety of reasons, including, among others, the possibility that the Adviser may not be able to structure the Fund’s investment program as anticipated.

Any investment in financial instruments carries certain market risks. An investment in the Fund is highly speculative and involves a high degree of risk due to the nature of the Fund’s investments and the investment strategies and trading strategies to be employed by the Fund. An investment in the Fund should not in itself be considered a balanced investment program. Shareholders should be able to withstand the loss of their entire investment.

The success of the Fund may be affected by general economic and market conditions, such as changes in interest rates, availability of credit, credit defaults, inflation rates, economic uncertainty, changes in laws (including laws relating to taxation of the Fund’s investments), trade barriers and sanctions, currency exchange controls, market structure, liquidity, transparency and access, capital and margin requirements affecting

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the Fund and its intermediaries, and national and international political circumstances (including wars, terrorist acts or security operations). These factors may affect the level and volatility of financial instruments’ prices and the liquidity of the Fund’s investments. Volatility or illiquidity could impair the Fund’s profitability or result in losses. The Fund may maintain substantial trading positions that can be adversely affected by the level of volatility in the financial markets, the larger the positions, the greater the potential for loss.

Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine or the conflict between Israel and Hamas), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics and pandemics (including the outbreak of COVID-19 globally). The extent and duration of such events and resulting market disruptions cannot be predicted but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted.

Widespread disease, including the outbreak of COVID-19 as well as other pandemics and epidemics, and natural or environmental disasters, such as earthquakes, droughts, fires, floods, hurricanes, tsunamis and climate-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. Additionally, market disruptions may result in increased market volatility; regulatory trading halts; closure of domestic or foreign exchanges, markets or governments; or market participants operating pursuant to business

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continuity plans for indeterminate periods of time. Further, market disruptions can (i) prevent the Fund from executing advantageous investment decisions in a timely manner, (ii) negatively impact the Fund’s ability to achieve its investment objective, as well as the operations of the Fund and the Adviser, and (iii) may exacerbate the risks discussed elsewhere in this prospectus, including political, social and economic risks.

Global economies and financial markets have become increasingly interconnected, which increases the possibility that economic, financial or political events and factors in one country or region might adversely impact issuers in a different country or region or worldwide.

The performance of the Fund may be volatile and subject to risk. The use of leverage will allow the Fund to make additional investments, thereby increasing its exposure to assets, such that its total assets may be greater than its capital. However, leverage will also magnify the volatility of changes in the value of the Fund’s portfolio. The effect of the use of leverage by the Fund in a market that moves adversely to its investments could result in substantial losses to the Fund, which would be greater than if the Fund were not leveraged.

The Fund may have exposure to interest rate risks, meaning that changes in prevailing interest rates could negatively affect the value of the Fund. Interest rate changes may affect the cash flows of an investment directly; the discount rate applied to those cash flows to determine present value; the cost of leverage; or the market yield requirement (and thereby realizable value) of a debt or equity instrument, real asset or item of collateral.

The Fund may utilize investments for risk management purposes in order to: (i) protect against possible changes in the market value of the Fund’s investment portfolio resulting from fluctuations in the markets and changes in interest rates; (ii) protect the Fund’s unrealized gains in the value of its investment portfolio; (iii) facilitate the sale of any investments; (iv) enhance or preserve returns, spreads or gains on any investment in the Fund’s portfolio; (v) hedge against a directional trade; (vi) hedge the interest rate, credit or currency exchange rate on any of the Fund’s investments; (vii) protect against any increase in the price of any investments the Fund anticipates purchasing at a later date; or (viii) act for any other reason that the Adviser deems appropriate. The Fund will not be required to hedge any particular risk in connection with a particular transaction or its portfolio generally. The Adviser may be unable to anticipate the occurrence of a particular risk and, therefore, may be unable to attempt to hedge against it. While the Fund may enter into hedging transactions to seek to reduce risk, such transactions may result in a poorer overall performance for the Fund than if it had not engaged in any such hedging transaction. Moreover, the portfolio will always be exposed to certain risks that cannot be hedged.

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Certain investments may be illiquid because, for example, they are subject to legal or other restrictions on transfer or there is no liquid market for such investments. Valuation of such investments may be difficult or uncertain because there may be limited information available about the issuers of such investments. The market prices, if any, for such investments tend to be volatile and may not be readily ascertainable, and the Fund may not be able to sell them when it desires to do so or to realize what it perceives to be their fair value in the event of a sale. The sale of restricted and illiquid investments often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of investments eligible for trading on national securities exchanges or in the over-the-counter markets. The Fund may not be able to readily dispose of such illiquid investments and, in some cases, may be contractually prohibited from disposing of such investments for a specified period of time. As a result, the Fund may be required to hold such investments despite adverse price movements. Even those markets which the Adviser expects to be liquid can experience periods, possibly extended periods, of illiquidity. Occasions have arisen in the past where previously liquid investments have rapidly become illiquid.

Securities that are not listed on a stock exchange or traded on an over the counter market may be subject to higher risks than listed securities. Because of the absence of any trading market for unlisted securities, it may take longer to liquidate, or it may not be possible to liquidate, positions in unlisted securities than would be the case for publicly traded securities. Companies whose securities are not publicly traded may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities.

The Fund may invest in “below investment grade” securities (commonly referred to as “high yield” securities or “junk bonds”) and obligations of issuers in weak financial condition, experiencing poor operating results, having substantial capital needs or negative net worth, facing special competitive or product obsolescence problems (including companies involved in bankruptcy or other reorganization and liquidation proceedings). Below investment grade securities in which the Fund may invest also include defaulted and partially defaulted loans. Such investments are likely to be particularly risky although they also may offer the potential for correspondingly high returns. Any one or all of the issuers of the securities in which the Fund may invest may be unsuccessful or not show any return for a considerable period of time.

Among the risks inherent in investments in troubled entities is the risk that it frequently may be difficult to obtain information as to the true condition of such issuers. Such investments may also be adversely affected by laws

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relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability and the bankruptcy court’s power to disallow, reduce, subordinate, recharacterize debt as equity or disenfranchise particular claims. Such companies’ obligations may be considered speculative, and the ability of such companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within such companies. In addition, there is no minimum credit standard that is a prerequisite to the Fund’s investments. There is no assurance that value of the assets collateralizing the Fund’s investments will be sufficient or that prospects for a successful reorganization or similar action will become available. Unless such loans are most senior, in any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than its original investment and/or may be required to accept payment over an extended period of time. Under such circumstances, the returns generated from the Fund’s investments may not compensate investors adequately for the risks assumed. In addition, under certain circumstances, payments and distributions may be disgorged if any such payment is later determined to have been a fraudulent conveyance or a preferential payment.

Certain fixed-income securities invested in by the Fund could be subject to U.S. federal, state or non-U.S. bankruptcy laws or fraudulent transfer or conveyance laws, if such securities were issued with the intent of hindering, delaying or defrauding creditors or, in certain circumstances, if the issuer receives less than reasonably equivalent value or fair consideration in return for issuing such securities. If a court were to find that the issuance of the securities was a fraudulent transfer or conveyance, the court could void the payment obligations under the securities, further subordinate the securities to other existing and future indebtedness of the issuer or require the Fund to repay any amounts received by it with respect to the securities. In the event of a finding that a fraudulent transfer or conveyance occurred, the Fund may not receive any payment on the securities. If the Fund or the Adviser is found to have interfered with the affairs of a company in which the Fund holds a debt investment, to the detriment of other creditors or common shareholders of such company, the Fund may be held liable for damages to injured parties or a bankruptcy court. While the Fund will attempt to avoid taking the types of action that would lead to such liability, there can be no assurance that such claims will not be asserted or that the Fund will be able to successfully defend against them. Moreover, such debt may be disallowed or subordinated to the claims of other creditors or treated as equity.

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Insofar as the Fund’s portfolio includes obligations of non-U.S. obligors, the laws of certain foreign jurisdictions may provide for avoidance remedies under factual circumstances similar to those described above or under different circumstances, with consequences that may or may not be analogous to those described above under U.S. federal or state laws. Changes in bankruptcy laws (including U.S. federal and state laws and applicable non-U.S. laws) may adversely impact the Fund’s securities.

Debt securities of all types of issuers may have speculative characteristics, regardless of whether they are rated. The issuers of such instruments (including sovereign issuers) may face significant ongoing uncertainties and exposure to adverse conditions that may undermine the issuer’s ability to make timely payment of interest and principal in accordance with the terms of the obligations.

The Fund may enter into options, futures, forwards, swaps and other derivative instruments, such as credit derivatives. Derivative instruments may be subject to various types of risks, including market risk, liquidity risk, the risk of non-performance by the counterparty, including risks relating to the financial soundness and creditworthiness of the counterparty, legal risk and operations risk. The prices of derivative instruments can be highly volatile. Depending on the nature of the derivative, price movements may be influenced by interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. In addition, the Fund may, in the future, take advantage of opportunities with respect to certain other derivative instruments that are not presently contemplated for use or that are currently not available. Special risks may apply in the future that cannot be determined at this time. The regulatory and tax environment for derivative instruments in which the Fund may participate is evolving, and changes in the regulation or taxation of such financial instruments may have a material adverse effect on the Fund.

Debt portfolios of the kind the Fund will acquire typically comprise large numbers of heterogeneous, bilaterally negotiated loans which may be performing, sub- or non-performing and possibly in default. Furthermore, the obligor or relevant guarantor may also be in bankruptcy or liquidation. In addition to credit risk and interest rate risk, these portfolios may carry a number of idiosyncratic risks, including: limited representations and warranties from the selling institution; risk that liens over collateral are improperly recorded; incomplete or inconsistent documentation; incomplete payment history; impairment or illiquidity of collateral; inability to

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secure title to collateral; and the effectiveness of the loan servicer. There can be no assurance as to the amount and timing of payments, if any, with respect to the loans.

The Fund may invest in securities of non-U.S. companies and non-U.S. countries. Investing in the securities of such companies and countries involves certain considerations not usually associated with investing in securities of U.S. companies or the U.S. Government, including political and economic considerations, such as greater risks of expropriation and nationalization, confiscatory taxation, the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments; the possibility of imposition of withholding or other taxes on dividends, interest, capital gain, sale proceeds or other income; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and in price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and certain government policies that may restrict the Fund’s investment opportunities. The economies of non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, asset reinvestment, resource self-sufficiency and balance of payments position. Further, certain non-U.S. economies are heavily dependent upon international trade and accordingly have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The economies of certain non-U.S. countries may be based, predominantly, on only a few industries and may be vulnerable to changes in trade conditions and may have higher levels of debt or inflation. In addition, accounting and financial reporting standards that prevail in non-U.S. countries generally are not equivalent to U.S. standards and, consequently, less information may be available to investors in companies located in non-U.S. countries than is available to investors in companies located in the U.S. There also may be less regulation, generally, of the securities markets in non-U.S. countries than there is in the U.S. The values and relative yields of investments in the securities markets of different countries, and their associated risks, are expected to change independently of each other.

Investing in emerging markets involves additional risks and special considerations not typically associated with investing in other more established economies or markets. Among other things, emerging market investments may be subject to the following risks: less publicly available information; more volatile markets and unstable market conditions; dependence on exports and international trade; changes in interest rates; availability of

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credit and inflation rates; less liquidity or available credit; uncertainty in enforceability of documents; changes in local laws and regulations (including nationalization of industries); political, social or economic instability (including wars, terrorist acts or security operations); the relatively small size of the securities markets in such countries and the low volume of trading and less strict securities market regulation; less favorable tax or legal provisions; price controls and other restrictive governmental actions; changes in or non-approval of tariffs or other fees or rates charged by or to portfolio companies; potential severe inflation or other serious adverse economic developments; unstable currency; expropriation of property; confiscatory taxation; imposition of withholding or other taxes, duties or levies on dividends, interest, capital gains, other income or gross sale or disposition proceeds; limitations on the removal of funds or other assets of the Fund; less government supervision and regulation of business and industry practices, stock exchanges, over-the-counter markets, brokers and dealers; poverty and unemployment; fluctuations in the rate of exchange between currencies, non-convertibility of currencies which can result in the inability to repatriate funds; costs associated with currency conversion; certain government policies that may restrict the Fund’s investment opportunities; longer settlement periods for transactions and less reliable clearance and custody arrangements; differences in accounting, auditing and financial reporting standards which may result in the unavailability of material information about issuers; difficulties pursuing legal remedies or in obtaining or enforcing judgments in non-U.S. courts; less-developed corporate laws regarding fiduciary duties of officers and directors and the protection of investors; and certain considerations regarding the maintenance of the Fund’s financial instruments with non-U.S. brokers and securities depositories. The foregoing may result in lack of liquidity and in price volatility.

The Fund may acquire assets related to the aviation industry. Investments in securitizations and other financial instruments backed by aircraft and aircraft equipment are subject to a number of risks relating to the aviation industry including reduced leasing of aircraft and related equipment by commercial airlines and the commercial aviation industry generally, reduction in demand for any one aircraft or type of aircraft, the maintenance and operating history of the specific aircraft or components that back such securities, maintenance or performance issues with the model and type of aircraft that back such securities, and regulatory risk relating to the aviation industry. Adverse developments with respect to any of the foregoing may adversely affect the value of securities collateralized or otherwise backed by aircraft or aircraft equipment. In addition, the bankruptcy of the lessors or lessees of the aircraft or aircraft equipment that back such securities may complicate financial recoveries in connection with such securities and therefore have a negative impact on their value. Market events such as

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economic declines and recessions, geopolitical conflicts and the occurrence or threat of pandemics, terrorism or war may also have an adverse effect on the aviation industry generally and securities related to the same, especially when such market events cause declines in travel, increases in costs or future uncertainty for airlines, aircraft or the commercial aviation industry generally. For example, as a result of the COVID-19 pandemic, air travel substantially declined, and many airlines became dependent, at least in part, on government aid. There can be no assurance that future events will not have a negative impact on the aviation industry or securities collateralized or otherwise backed by aircraft or aircraft equipment.

The performance of certain of the Fund’s investments may be substantially dependent upon prevailing prices of electricity, oil, natural gas, natural gas liquids, coal and other commodities (such as metals) and the differential between prices of specific commodities that are a primary factor in the profitability of certain conversion activities such as petroleum refining (“crack spread”) and power generation (“spark spread”). Commodity prices have been, and are likely to continue to be, volatile and subject to wide fluctuations in response to any of the following factors: (i) relatively minor changes in the supply of and demand for electricity or such other commodities; (ii) market uncertainty and the condition of various economies (including interest rates, levels of economic activity, the price of securities and the participation by other investors in the financial markets); (iii) political conditions in the U.S. and other project locations; (iv) the extent of domestic production and importation of oil, natural gas, natural gas liquids, coal or metals in certain relevant markets; (v) the foreign supply of oil, natural gas and metals; (vi) the prices of foreign imports; (vii) the level of consumer demand; (viii) the price and availability of alternative electric generation options; (ix) the price of steel and the outlook for steel production; (x) pandemics, wars, sanctions and weather conditions; (xi) the competitive position of electricity, ethanol/biodiesel, oil, gas or coal as a source of energy as compared with other energy sources; (xii) the industry-wide or local refining, transportation or processing capacity for natural gas or transmission capacity for electric energy; (xiii) the effect of U.S. and non-U.S. national, state and local regulation on the production, transportation and sale of electric energy and other commodities; (xiv) breakthrough technologies (such as improved storage or clean coal technologies) or government subsidies, tax credits or other support that allow alternative fuel generation projects to produce more reliable electric energy or lower the cost of such production compared to natural gas fueled electric generation projects; (xv) with respect to the price of oil, actions of the Organization of Petroleum Exporting Countries; or (xvi) the expected consumption of coking coal in steel production. While the Adviser will endeavor to take into account existing and anticipated future

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applicable greenhouse gas regulation in its investment decisions, changes in the regulation of greenhouse gases could impact an investment or make future investments undesirable.

The Fund may directly or indirectly invest in mortgage REITs. A mortgage REIT is a real estate investment trust that invests primarily in loans that are secured by real estate collateral and other fixed income instruments. Mortgage REITs are subject to certain risks that are generally associated with real estate debt investments (e.g., real estate market risk, interest rate risk, leverage risk, credit risk, and prepayment risk).

While loans and most other assets invested in by the Fund may be collateralized, the Fund may be exposed to losses resulting from default. Therefore, the value of the underlying collateral, the creditworthiness of the borrower or other counterparty and the priority of the lien are each of great importance. The Fund cannot guarantee the adequacy of the protection of the Fund’s interests, including the validity or enforceability of the applicable investment contract and the maintenance of the anticipated priority and perfection of the applicable security interests. Furthermore, the Fund cannot assure that claims may not be asserted that might interfere with enforcement of the Fund’s rights. In the event of a foreclosure, the Fund may assume direct ownership of the underlying asset. The liquidation proceeds upon sale of such asset may not satisfy the entire outstanding balance of principal and interest payable, resulting in a loss to the Fund. Any costs or delays involved in the effectuation of a foreclosure of the asset or a liquidation of the underlying property will further reduce the proceeds and thus increase the loss.

The Fund’s portfolios may include investments in structured finance securities. Structured finance securities are, generally, debt securities that entitle the holders thereof to receive payments of interest and principal that depend primarily on the cash flow from or sale proceeds of a specified pool of assets, either fixed or revolving, that by their terms convert into cash within a finite time period, together with rights or other assets designed to assure the servicing or timely distribution of proceeds to holders of such securities. If a particular asset or pool of assets held by the Fund becomes securitized with other assets, the value of such asset or pool of assets may be negatively impacted by the value of such other assets in such securitization transaction and may decrease as a result of the securitization.

The investment characteristics of asset-backed securities (“ABS”) and mortgage-backed securities (“MBS”) differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that the principal may be

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

prepaid at any time because the underlying loans or other assets generally may be prepaid at any time. The value of MBS and ABS may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some MBS may occur during periods of falling mortgage interest rates and expose the Fund to a lower rate of return upon reinvestment of principal. Early payments associated with MBS cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of MBS, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a MBS is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.

CLOs and other structured finance securities are generally backed by a pool of credit-related assets that serve as collateral. Accordingly, CLO and structured finance securities present risks similar to those of other types of credit investments, including default (credit), interest rate and prepayment risks. In addition, CLOs and other structured finance securities are often governed by a complex series of legal documents and contracts, which increases the risk of dispute over the interpretation and enforceability of such documents relative to other types of investments. There is also a risk that the trustee of a CLO does not properly carry out its duties to the CLO, potentially resulting in loss to the CLO. CLOs are also inherently leveraged vehicles and are subject to leverage risk.

Structured notes, variable rate mortgage-backed and asset-backed securities each have rates of interest that vary based on a designated floating rate formula or index. The value of these investments is closely tied to the absolute levels of such rates or indices, or the market’s perception of anticipated changes in those rates or indices. The movements in specific indices or interest rates may be difficult or impossible to hedge.

The Fund is classified as a “non-diversified” investment company under the 1940 Act. Therefore, the Fund may invest a relatively higher percentage of its assets in a relatively smaller number of issuers and may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Although the Fund intends to implement a quarterly Share repurchase program, there is no guarantee that an investor will be able to sell all of the Shares that the investor desires to sell. The Fund should therefore be considered to offer limited liquidity.

Although the Fund intends to elect to be treated as a RIC under Subchapter M of the Internal Revenue Code (the “Code”), no assurance can be given that

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

the Fund will be able to qualify for and maintain RIC status. If the Fund qualifies as a RIC under the Code, the Fund generally will not be subject to corporate-level federal income taxes on its income and capital gains that are timely distributed (or deemed distributed) as dividends for U.S. federal income tax purposes to its shareholders. To qualify as a RIC under the Code and to be relieved of federal taxes on income and gains distributed as dividends for U.S. federal income tax purposes to the Fund’s shareholders, the Fund must, among other things, meet certain source-of-income, asset diversification and distribution requirements. The distribution requirement for a RIC is satisfied if the Fund distributes to its shareholders dividends each tax year for U.S. federal income tax purposes of an amount generally at least equal to the sum of 90% of the Fund’s investment company taxable income (generally, the sum of its net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any), and 90% of the Fund’s net tax-exempt interest income (if any).

The Fund cannot assure investors that the Fund will achieve investment results that will allow the Fund to make a specified level of cash distributions or year-to-year increases in cash distributions. All distributions will be paid at the discretion of the Board and may depend on the Fund’s earnings, the Fund’s net investment income, the Fund’s financial condition, maintenance of the Fund’s and the Fund’s RIC status, compliance with applicable regulations and such other factors as the Board may deem relevant from time to time.

The Fund will employ certain strategies which depend upon the reliability, accuracy and analysis of the Adviser’s analytical models. To the extent such models (or the assumptions underlying them) do not prove to be correct, the Fund may not perform as anticipated, which could result in substantial losses. All models ultimately depend upon the Adviser’s judgment and the assumptions embedded in them. To the extent that with respect to any investment, the judgment or assumptions are incorrect, the Fund can suffer losses.

The Fund has limited operating history. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board may determine to liquidate the Fund if it determines that liquidation is in the best interest of shareholders. Liquidation of the Fund can be initiated without shareholder approval. As a result, the timing of the Fund’s liquidation may not be favorable to a shareholder.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE G

Tax Information

The tax character of distributions paid during the fiscal period ended June 30, 2024 is as follows:

2024
Distribution paid from:
Ordinary income	$1,430,475

Total distributions paid	$1,430,475

As of June 30, 2024, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$3,583,609
Unrealized appreciation	1,457,028	(a)
Other temporary differences	(245,359	)(b)

Total accumulated earnings	$4,795,278

(a)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of earnings from the Subsidiaries, investments in partnerships, swaps and debt instruments, and the tax deferral of losses on wash sales.

(b)	Other temporary differences is attributable to amortization of organizational costs.

During the current fiscal period, permanent differences primarily due to book to tax differences associated with the treatment of earnings from the Subsidiaries, expenses that are nondeductible for tax purposes and tax treatment of cost basis of transferred assets, resulted in adjustments of a net increase to distributable earnings and a net decrease in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE H

Subsequent Events

The Fund filed a registration statement with the SEC (the “Registration Statement”) to register shares of the Fund under the 1933 Act on June 18, 2024, with an amended filing on July 31, 2024. As of the date of the completion of the consolidated financial statements, the Registration Statement was not yet effective.

Management has evaluated subsequent events for possible recognition or disclosure in the consolidated financial statements through the date the consolidated financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Fund’s consolidated financial statements through this date.

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CONSOLIDATED FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	February 23, 2024(a) to Period Ended June 30, 2024

Net asset value, beginning of period	$ 10.00

Income From Investment Operations

Net investment income(b)(c)	.25

Net realized and unrealized gain on investment and foreign currency transactions	.02

Net increase in net asset value from operations	.27

Dividends from net investment income	(.09)

Net asset value, end of period	$ 10.18

Total Return

Total investment return based on net asset value(d)(f)	2.73%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$177,245

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	2.03	%(e)^

Expenses, before waivers/reimbursements	5.39	%^

Net investment income	6.97	%^

Portfolio turnover rate	32%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees waived and expenses reimbursed.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

Expenses, net of waivers/reimbursements is inclusive of financing and investment specific expenses, which are excluded from the expense limitation agreement. These expenses were 0.05% of the total. Excluding these costs, the expense ratio to average net assets would have been 1.98%.

(f)

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

^	Annualized.

See notes to consolidated financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

AB CarVal Credit Opportunities Fund:

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of AB CarVal Credit Opportunities Fund (the Fund), including the consolidated portfolio of investments, as of June 30, 2024, the related consolidated statements of operations, changes in net assets, and cash flows for the period of February 23, 2024 (commencement of operations) to June 30, 2024, and the related notes (collectively, the consolidated financial statements) and the consolidated financial highlights for the period of February 23, 2024 to June 30, 2024. In our opinion, the consolidated financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2024, the results of its operations, changes in its net assets, its cash flows, and its financial highlights for the period of February 23, 2024 to June 30, 2024, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These consolidated financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the consolidated financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2024, by correspondence with custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall pre-

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

sentation of the consolidated financial statements and financial highlights. We believe that our audit provides a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the Fund’s auditor since 2024.

Minneapolis, Minnesota

August 29, 2024

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BOARD OF TRUSTEES

John G. Jordan(1), Chair Terry Sebastian(1) Richard Pontin(1)	Matthew Bass Kate Whalen

OFFICERS

James Ganley President and Principal Executive Officer Leon Hirth Secretary Matthew Johnson Treasurer, Principal Financial Officer and Principal Accounting Officer	Christie Oberg Chief Compliance Officer Jennifer Friedland Deputy Chief Compliance Officer

Custodian

The Northern Trust Company

50 South LaSalle Street

Chicago, Illinois 60603

Distributor

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Legal Counsel Dechert LLP Cira Centre 2929 Arch Street Philadelphia, PA 19104 Independent Registered Public Accounting Firm KPMG LLP Suite 600 350 N. 5th Street Minneapolis, MN 55401

1	Member of the Audit Committee

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MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS,* AGE, (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS AND OTHER INFORMATION	NUMBER OF PORTFOLIOS IN THE FUND COMPLEX OVERSEEN BY THE TRUSTEE	OTHER TRUSTEESHIPS/ DIRECTORSHIPS HELD BY THE TRUSTEE
INTERESTED TRUSTEES

Matthew Bass Age: 45 (2024)	Head of Private Alternatives for AB (2010 – Present)	1	Director of AB Private Credit Investors Corporation (2016 – Present)

Kate Whalen Age: 38 (2024)	Managing Director, CAO of Private Alternatives for AB (2020 – Present)	1	None

INDEPENDENT TRUSTEES

John G. Jordan, Chair of the Board Age: 53 (2024)	Independent Consultant (2016 – Present); Managing Member of Viaje 254, LLC (2018 – Present); Managing Member of Evans 254, LLC (2018 – Present); Managing Member of 2FiveFour, LLC (2018 – Present); Chief Financial Officer of woombikes USA, LLC (2019 – 2021)	1	Advisory Board Member of LBJ Family Partnership (2021 – Present); Member of the Finance Committee of Texas Tribune, Inc. (2019 – Present); Advisory Board Member of LBJ Family Wealth Advisors, Ltd. (2015 – 2021); Independent Director of AB Private Credit Investors Corporation (2016 – Present); AB Private Lending Fund (2023 – Present )

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS,* AGE, (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS AND OTHER INFORMATION	NUMBER OF PORTFOLIOS IN THE FUND COMPLEX OVERSEEN BY THE TRUSTEE	OTHER TRUSTEESHIPS/ DIRECTORSHIPS HELD BY THE TRUSTEE
INDEPENDENT TRUSTEES (continued)

Terry Sebastian Age: 56 (2024)	Chief Executive Officer, Savannah Food Company (2024 – Present); Operating Partner at Lake Pacific Partners LLC (2018 – Present); Chief Executive Officer of Cal Pacific Specialty Foods, LLC (2011 – 2018)	1	Member of the Advisory Board at Lake Pacific Partners, LLC (2018 – Present); Chairman of Innovative Freeze Dried Food (2019 – Present); Board Member of JR Short (2019 – Present); Board Member of Cal Pacific Specialty Foods, LLC (2011 – 2018); Independent Director of AB Private Credit Investors Corporation (2016 – Present); AB Private Lending Fund (2023-Present )

Richard Pontin Age: 70 (2024)	Advisor to private equity and venture capital companies and entrepreneurs (2001 – Present)	1	Board Member of PlumChoice Inc. (2010 – 2018); Independent Director of AB Private Credit Investors Corporation (2016 – Present); AB Private Lending Fund (2023-Present )

*	The address for each of the Fund’s Independent Trustees is 1601 Utica Avenue South, Suite 1000, Minneapolis, MN 55416.

**

There is no stated term of office for the Fund’s Trustees. Each Trustee serves until his or her successor is elected and qualifies or until his or her death, resignation, or removal as provided in the Declaration of Trust, Bylaws or by statute.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS,* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
James Ganley Age: 55	President and Principal Executive Officer	Managing Principal for the Adviser (2016 - Present)

Matthew Johnson Age: 41	Treasurer, Principal Financial Officer, Principal Accounting Officer	Director of Financial Control for the Adviser (2016 – Present)

Christie Oberg Age: 52	Chief Compliance Officer	Chief Compliance Officer and Senior Counsel for the Adviser (2014 – Present).

Jennifer Friedland Age: 50	Deputy Chief Compliance Officer	Deputy Chief Compliance Officer for AB Funds (2021 – 2022); Chief Compliance Officer AB Private Credit Investors Corporation (2021 – Present); Chief Compliance Officer AB/SCB Funds (2023 – Present); Vice President and Director of Subadvisory Fund Compliance for AB (2020 – Present)

Leon Hirth Age: 54	Secretary	Senior Vice President and Head of Legal Alternatives for AB (2020-present); Counsel for Shearman & Sterling LLP (2019-2020); General Counsel and Chief Compliance Officer at Stelliam Investment Management (2013-2019)

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Approval of Investment Advisory Agreement (Unaudited)

At a meeting held on February 22, 2024 (the “Meeting”), the Board of Trustees (the “Board”) of AB CarVal Credit Opportunities Fund (the “Fund”), including a majority of the Trustees who are not parties to the investment advisory agreement (the “Advisory Agreement”) by and between the Fund and AB CarVal Investors, L.P. (the “Adviser”) or “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of any party thereto (the “Independent Trustees”), unanimously voted to approve the Advisory Agreement for an initial two-year period.

In reaching a decision to approve the Advisory Agreement, the Board, assisted by the advice of Fund counsel, requested and received a broad range of information and considered all the factors the Board believed relevant, including, among other things, the following: (1) the nature, extent and quality of services to be performed by the Adviser, including the investment performance of a composite of funds and accounts managed by the Adviser that are comparable to the Fund in terms of strategy and types of investments (the “Composite”) and certain private funds managed by the Adviser that transferred certain of their assets to the Fund prior to its registration under the 1940 Act (the “Global Credit Funds”); (2) information regarding the expected fees and other expenses to be paid by the Fund, including the cost of services to be provided by the Adviser and its affiliates, AllianceBernstein Investments, Inc. (“ABI”) and AllianceBernstein Investor Services, Inc. (“ABIS”); (3) comparative information on fees and expenses borne by investment companies managed by third-party investment advisers that have similar investment strategies as the Fund, as identified by a third-party data provider (the “Peer Funds”); (4) the extent to which economies of scale would be realized as the Fund grows and whether the proposed fee levels reflect these economies of scale for the benefit of the Fund’s investors; and (5) various other factors.

The Board also met extensively with representatives of the Adviser in telephonic meetings that occurred prior to the Meeting. In addition, the Independent Trustees met prior to the Meeting in executive session, during which they were advised by Fund counsel regarding their responsibilities and other regulatory requirements related to the approval of investment advisory agreements by registered investment companies and reviewed the Adviser’s responses to the Board’s information request.

The Board requested, considered and evaluated information regarding the following factors, among others:

Nature, Extent and Quality of Services to be Provided and Performance

The Board reviewed and considered the nature, extent and quality of the services proposed to be provided by the Adviser under the Advisory Agreement and by its affiliates, ABI and ABIS, under separate agreements,

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as well as the services proposed to be provided to the Fund by third-party service providers. Among other things, the Board reviewed the most recent Form ADV for the Adviser and information about the qualifications, background and experience of the key personnel of the Adviser that were proposed to be primarily responsible for the day-to-day portfolio management of the Fund, and the proposed investment objectives and strategies of the Fund. The Board also considered that the Fund would be the first closed-end interval fund managed by the Adviser.

The Board considered the special attributes of the Fund as a closed-end fund that has elected to operate as an interval fund and the benefits that are expected to be realized from an investment in the Fund. The Board also considered the resources devoted by the Adviser and its affiliates in developing and maintaining the processes and infrastructure necessary to support the ongoing operations of the Fund, including the subscription and repurchase processes.

The Board also evaluated the ability of the Adviser to attract and retain high-caliber personnel. In this regard, the Board considered information regarding the Adviser’s and its affiliates’ compensation program, which is designed to align investment professionals’ interests with the interests of the Adviser and the Fund and its shareholders.

In addition, the Board reviewed information about the Adviser’s investment process, as well as its risk management, valuation, legal and compliance programs. The Board also considered that the Adviser would oversee the Fund’s compliance with its investment objective and policies as well as with applicable laws and regulations, including the Fund’s compliance with the exemptive order from the Securities and Exchange Commission permitting the Fund to co-invest in certain negotiated investments with other funds or accounts managed by the Adviser or its affiliates.

As the Fund had not yet commenced operations, the Board did not review information about the Fund’s performance. However, the Trustees considered the performance of the Composite and the Global Credit Funds, as well as information regarding the performance of certain relevant alternative credit interval funds identified by a third-party party service provider.

Based on the above factors, together with those referenced below, the Board concluded that it was generally satisfied with, and that the Fund should benefit from, the nature, extent and quality of services proposed to be provided to the Fund by the Adviser.

Proposed Fees and Expenses of the Fund

The Board then reviewed and considered the management fee rate proposed to be payable by the Fund to the Adviser under the Advisory Agreement and information about the projected total expense ratio of the Fund’s shares. The Board considered a comparison of the proposed

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management fee rate and projected total net expense ratio of the Fund to those of the Peer Funds, noting that the proposed management fee rate for the Fund was below the median management fee of the Peer Funds. The Trustees also noted that the projected total net expense ratio for the Fund’s Advisor Class shares was below the median net expense ratio of the Peer Funds. The Board reviewed and considered the proposed expense limitations arrangement, pursuant to which the Adviser had contractually agreed to limit certain expenses of the Fund.

Based on its review, the Board concluded that each of the Fund’s proposed management fee rate and projected total expense ratio is fair and reasonable in light of the services proposed to be provided to the Fund and other factors considered.

Profitability

The Board next considered the Adviser’s projected level of profitability with respect to the Fund for the initial year of the Advisory Agreement. In evaluating the Adviser’s estimated profitability with respect to the Fund, the Board also considered the Adviser’s assumptions used in calculating its estimated profitability. Based on its review, the Board concluded that the Adviser’s projected profitability was reasonable and not excessive.

Economies of Scale

The Board considered the potential growth of the Fund and information regarding whether the Advisory Agreement adequately addresses economies of scale with respect to providing advisory services to the Fund. The Board considered that the expense limitation agreement will cause the Adviser to bear the majority of operational expenses until the Fund is large enough to benefit from economies of scale. Although the Fund’s management fee will not decrease as the Fund’s assets grow (because it will not be subject to management fee breakpoints), the Trustees concluded that the Fund’s proposed management fee is appropriate in light of the projected size of the Fund and appropriately reflects the current economic environment for eh Adviser and the competitive nature of the closed-end interval fund market. The Trustees also noted that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale and the appropriateness of the management fee payable to the Adviser with respect to the Fund, in the future, at which time the implementation of fee breakpoints on the Fund could be considered. Based on the foregoing, the Board concluded that the lack of breakpoints in the fee structure was appropriate given the expense limitation agreement.

Other Benefits and Other Factors

The Board considered other benefits to the Adviser and its affiliates that may be derived from their relationship with the Fund. The Board also considered that the Fund pays a fee to ABIS and also reimburses ABIS for

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certain out-of-pocket expenses for its provision of certain accounting, consulting, compliance, operational and administrative services to the Fund. Based on information provided by the Adviser, the Board concluded that these other benefits were not material.

Conclusion

In connection with their consideration of the Advisory Agreement, the Board gave weight to various factors, but did not identify any particular factor as controlling its decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fee that would be payable by the Fund was reasonable in light of the services to be provided to it by the Adviser, the Adviser’s anticipated costs and the Fund’s reasonably anticipated asset levels. The Trustees concluded that the Adviser’s management likely would benefit the Fund and its shareholders and that the Advisory Agreement should be approved.

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Privacy Notice

AllianceBernstein and its affiliates (collectively referred to as “AllianceBernstein”, “we”, “our”, and similar pronouns) understand the importance of maintaining the confidentiality and security of our clients’ nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients, we collect nonpublic personal information from a variety of sources, including: (1) information we receive from clients, such as through applications or other forms, which can include a client’s name, address, phone number, social security number, assets, income and other household information, (2) information about client transactions with us, our affiliates and non-affiliated third parties, which can include account balances and transactions history, and (3) information from visitors to our websites provided through online forms, site visitorship data and online information-collecting devices known as “cookies.”

We may disclose all of the nonpublic personal information that we collect about our current and former clients, as described above, to non-affiliated third parties to manage our business and as otherwise required or permitted by law, including those that perform transaction processing or servicing functions, marketing services providers that provide marketing services on our behalf pursuant to a joint marketing agreement, and professional services firms that provide knowledge-based services such as accountants, consultants, lawyers and auditors to help manage client accounts. We require all the third-party providers to adhere to our privacy policy or a functional equivalent.

We may also disclose the nonpublic personal information that we collect about current and former clients, as described above, to our affiliated investment, brokerage, service and insurance companies for the purpose of marketing their products or services to clients under circumstances that are permitted by law, such as if our affiliate has its own relationship with you. We have policies and procedures to ensure that certain conditions are met before an AllianceBernstein affiliated company may use information obtained from another affiliate to solicit clients for marketing purposes.

We will also use nonpublic personal information about our clients for our own internal analysis, analytics, research and development, and to improve and add to our client offerings.

We have policies and procedures designed to safeguard the confidentiality and security of nonpublic personal information about our clients that include restricting access to nonpublic personal information to personnel that have been screened and undergone security and privacy training; to personnel who need it to perform their work functions such as our operations, customer service, account management, finance, quality, vendor management and compliance teams as required to provide services, communicate with you and fulfill our legal obligations.

We employ reasonably designed physical, electronic and procedural safeguards to secure and protect client nonpublic personal information.

If you are in the European Economic Area (“EEA”) or Switzerland, we will comply with applicable legal requirements providing adequate protection for the transfer of personal information to recipients in countries outside of the EEA and Switzerland.

For more information, our Privacy Policy statement can be viewed here: https://www.alliancebernstein.com/abcom/Privacy_Terms/PrivacyPolicy.htm.

AB CarVal Credit Opportunities Fund

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

IVF-COF-0151

ITEM 2. CODE OF ETHICS.

(a) As of the end of the period, the registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer.

(c) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(d) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(e) The Code of Ethics is not posted on the registrant’s website.

(f) A copy of the registrant’s Code of Ethics is filed herewith as Exhibit 19(a)(1).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Richard S. Pontin. Mr. Pontin is “independent” for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)—(c) The following table sets forth the aggregate fees billed by the Fund’s principal accountant KPMG LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), and (iii) professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

	Audit Fees	Audit-Related Fees	Tax Fees
2024	$130,000	$25,000	-0-
2023	-0-	-0-	-0-

(d) Not applicable.

(e) (1) The Fund’s Audit Committee policies and procedures require the pre-approval by the Audit Committee of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval by the Audit Committee of all non-audit services provided to AB CarVal Investors, L.P., the Fund’s investment adviser (the “Adviser”), or any entity controlling, controlled by or under common control with the Adviser which provides ongoing services to the Fund, before the Fund’s independent registered public accounting firm commences providing such service to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) No percentage of services addressed by (b) and (c) of this Item 4 were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. No amounts are reported for Item 4 (d).

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit fees billed by the Fund’s accountant for services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund for the last two fiscal years:

	All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
2024	-0-	-0-
2023	-0-	-0-

(h) Not applicable.

(i) Not applicable.

(j) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. INVESTMENTS.

(a)	Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

(b)	Not applicable

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

Included in Item 1 of this Form N-CSR.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Fund delegates proxy voting decisions to the Adviser. The proxy voting procedures of the Adviser are filed as Exhibit 19(c) herewith.

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a) (1) The management of, and investment decisions for, the Fund are made by the Adviser’s portfolio investment committee (“PIC”).

The following table lists the individuals that are members of the PIC (the “Portfolio Managers”), their titles, the year that each Portfolio Manager assumed responsibility for the Fund, and each Portfolio Manager’s person principal occupation during the past five years as of September 6, 2024:

Employee; Length of Service; Title	Principal Occupation During the Past Five (5) Years

Jody Gunderson; since inception; member of PIC	Managing Principal of the Adviser

James Ganley; since inception; Portfolio Manager and member of PIC	Managing Principal of the Adviser

Lucas Detor; since inception; Portfolio Manager and member of PIC	Managing Principal of the Adviser

David Fry; since inception; Portfolio Manager and member of PIC	Chief Risk Officer of the Adviser

Chris Hedberg; since inception; Portfolio Manager and member of PIC	Chief Operating Officer of the Adviser (2/1/23 to present); previously Chief Financial Officer of the Adviser

Matthew Bogart; since inception; Portfolio Manager and member of PIC	General Counsel of the Adviser

John Withrow; since inception; Portfolio Manager	Principal of the Adviser

Roger Newkirk; since inception; Portfolio Manager	Managing Director of the Adviser

(a) (2) (i)-(iii) The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund’s portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended June 30, 2024 (and does not include the Fund).

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance
Jody Gunderson	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	39	$15.5 billion	36	$15.3 billion
	Other Accounts	3	$937 million	0	$0
James Ganley	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	39	$15.5 billion	36	$15.3 billion
	Other Accounts	3	$937 million	0	$0
Lucas Detor	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	39	$15.5 billion	36	$15.3 billion
	Other Accounts	3	$937 million	0	$0
David Fry	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	39	$15.5 billion	36	$15.3 billion
	Other Accounts	3	$937 million	0	$0
Chris Hedberg	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	39	$15.5 billion	36	$15.3 billion
	Other Accounts	3	$937 million	0	$0

Matthew Bogart	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	39	$15.5 billion	36	$15.3 billion
	Other Accounts	3	$937 million	0	$0
John Withrow	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0
Roger Newkirk	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other Accounts	0	$0	0	$0

(a) (2) (iv) As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. The Adviser recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including the Fund and allocating investment opportunities. Investment professionals, including the Portfolio Managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. The Adviser places the interests of its clients first and expects all of its employees to meet their fiduciary duties.

Investments by AB CarVal Personnel. The Adviser’s Code of Ethics places restrictions on trades by employees, including that they disclose their personal investment holdings and transactions to the Adviser on a periodic basis, and requires that employees pre-clear certain types of personal securities transactions. The Adviser’s employees may invest on behalf of themselves in investments that would be appropriate for, held by, or may fall within the investment guidelines of the Fund, in each case in compliance with the Adviser’s Code of Ethics.

The Adviser’s employees may give advice or take action for their own accounts that may differ from, conflict with or be adverse to advise given or action taken for the Fund. These activities may adversely affect the prices and availability of other investments held by or potentially considered for purchase by the Fund.

Investments by Senior Management and Key Employees in the Fund and Other Accounts. Subject to applicable regulatory restrictions, the Adviser’s senior management and key employees may choose to personally invest, directly and/or indirectly, in the Fund. The senior management and key employees are not required to keep any minimum investment in the Fund and may invest in Other Accounts. Investments by the senior management and key employees in the Fund and/or Other Accounts could incentivize the senior management and key employees to increase or decrease the risk profile of the Fund.

Other Activities of the Adviser. Conflicts of interest may arise from the fact that the Adviser currently provides, and may in the future provide, investment management services to other client accounts, including, without limitation, existing Other Accounts and other investment funds, separately managed accounts, proprietary accounts and other investment vehicles. Other Accounts may have investment objectives, programs, strategies and positions that are similar to or may conflict with those of the Fund, or may compete with or have interests adverse to the Fund. Such conflicts could affect the prices and availability of investments in which the Fund invests. Even if an Other Account has investment objectives, programs or strategies which are similar to those of the Fund, the Adviser may give advice or take action with respect to the investments held by, and transactions of, the Other Accounts that may differ from the advice given or the timing or nature of any action taken with respect to the investments held by, and transactions of, the Fund due to a variety of reasons, including, without limitation, differences between the investment strategy, financing terms, regulatory treatment and tax treatment of the Other Accounts and the Fund. As a result, the Fund and an Other Account may have substantially different portfolios and investment returns. Conflicts of interest may also arise when the Adviser makes decisions on behalf of the Fund with respect to matters where the interests of the Adviser or one or more Other Accounts differs from the interests of the Fund.

Allocating Investment Opportunities. The Adviser and its affiliates currently advise and manage and expect that they will in the future advise and manage additional investment accounts and investment funds, including proprietary accounts of the Adviser, its affiliates and the personnel thereof having investment guidelines substantially similar in whole or in part to those of the Fund. As a result, the Adviser may face conflicts in how it allocates both investment and disposition opportunities between the Fund and the Other Accounts. The Adviser intends to allocate such opportunities in a fair and equitable manner between the Fund and the Other Accounts, in accordance with its investment allocation policy and the requirements of the 1940 Act.

As a registered closed-end management investment company, the Fund will generally be limited in its ability to make any co-investments with its Adviser or its affiliates, including Other Accounts, without an exemptive order from the SEC, subject to certain exceptions. In particular, the Fund may engage in such co-investments with one or more affiliates to the extent the only terms being negotiated consist of price and amount of securities to be acquired. The Fund has received an exemptive order from the SEC that permits it to participate in co-investments with Other Accounts, subject to the conditions and restrictions contained in the order.

(a) (3) The Adviser’s compensation program for its senior management is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for the Adviser’s clients, including the Fund. The Adviser also strives to ensure that compensation is competitive and effective in attracting and retaining the highest caliber employees.

Senior management receive a base salary and incentive compensation. Generally, part of the annual incentive compensation is paid in cash and the remainder is paid through a deferred award. On an annual basis, the Adviser endeavors to combine all of the foregoing elements into a total compensation package that considers industry compensation trends and is designed to retain its best talent.

The Adviser’s compensation philosophy for investment professionals emphasizes the discretionary nature of all incentive awards, including the allocation of incentive fees earned by the Adviser, and includes an extended vesting period. These features are designed to reward good corporate citizenship and seek to align incentives with the Fund’s interests.

(a) (4) The dollar range of the Fund’s equity securities owned directly or beneficially by the Fund’s portfolio managers as of August 30, 2024, unless otherwise noted, is set forth below:

DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
Jody Gunderson*	Over $1,000,000
James Ganley*	Over $1,000,000
Lucas Detor	Over $1,000,000
David Fry*	$100,001 - $500,000
Chris Hedberg	$500,001 - $1,000,000
Matthew Bogart*	$500,001 - $1,000,000
John Withrow	$500,001 - $1,000,000
Roger Newkirk	$100,001 - $500,000

*	Information is as of August 19, 2024

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 16. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant did not engage in securities lending during its most recent fiscal year.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not applicable.

ITEM 19. EXHIBITS.

19(a)(1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

19(a)(2)	Not applicable

19(a)(3)	Certifications of Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

19(a)(4)	Not applicable

19(a)(5)	Not applicable

19(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002

19(c)	Adviser’s Proxy Voting Policies and Procedures

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB CarVal Credit Opportunities Fund

By:	/s/ James Ganley
James Ganley
Principal Executive Officer

Date:	September 6, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James Ganley
James Ganley
Principal Executive Officer

Date:	September 6, 2024

By:	/s/ Matthew Johnson
Matthew Johnson
Treasurer, Principal Financial Officer and Principal Accounting Officer

Date:	September 6, 2024